                                                                    EXHIBIT 10.3


                                 CONSENT TO SUBLEASE

        This CONSENT TO SUBLEASE ("Consent"), dated as of the 18th day of June, 1997 is being entered among MEADOWLANDS ASSOCIATES, a New Jersey limited partnership, having an office c/o Bellemead Management Co., Inc. at 280 Corporate Center, 4 Becker Farm Road, Third Floor, Roseland, New Jersey 07068-3788 ("Landlord"), ALEXANDER & ALEXANDER CONSULTING GROUP, INC., a New Jersey corporation, having an office at 125 Chubb Avenue, Lyndhurst, New Jersey ("Tenant") and MOVADO GROUP, INC. a New York corporation, having an office at 125 Chubb Avenue, Lyndhurst, New Jersey 07071 ("Subtenant").

                                W I T N E S S E T H:

        WHEREAS, Landlord and Tenant entered into a certain lease dated as of October 7, 1986 (said lease as the same was or may hereafter be amended is hereinafter called the "Lease") for a portion ("Premises") of the building ("Building") known as and located at 125 Chubb Avenue, Lyndhurst, New Jersey; and

        WHEREAS, Subtenant desires to sublet from Tenant a portion ("Sublet Space") of the Premises in accordance with that certain sublease ("Sublease") between Tenant, as sublessor and Subtenant, as sublessee, a copy of which is attached hereto as Exhibit A;

        NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

        A. Unless otherwise defined, all terms contained in this Consent shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.

        B. Landlord consents to the subletting of the Sublet Space by Tenant to Subtenant, upon and expressly subject to the following terms and conditions, to each of which Tenant and Subtenant expressly agree:

        1. Nothing herein contained shall be construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions, or conditions contained in the Lease (except as herein expressly provided), or to waive any breach thereof, or any rights of Landlord against any person, firm, association or corporation liable or responsible for the performance thereof, or to enlarge or increase Landlord's obligations or decrease Landlord's rights under the Lease, and all covenants, agreements, terms, provisions and conditions of the Lease are hereby mutually declared to be in full force and effect.

        2. Unless and except as otherwise specifically provided in the Lease or this Consent, the provisions of Articles 11 and 48 of the Lease shall apply to any further subletting or assignment of all or any part of the Premises. In such event, Landlord shall retain its rights under Articles 11 and 48 of the Lease.

        3. Tenant shall be and remain liable and responsible for the due keeping, performance and observance of all the covenants, agreements, terms, provisions and conditions set forth in the Lease on the part of the Tenant to be kept, performed and observed and for the payment of the Minimum Rent, Adjusted Minimum Rent and additional rent and all other sums now and/or hereafter becoming payable thereunder, expressly including as such (but not limited to) adjustments of rent, and any and all charges for any additional electric energy, property, material, labor, utility or other similar or dissimilar services or materials rendered, supplied or furnished by Landlord, in or in connection with, the Premises or any part thereof, whether for or at the request of Tenant or Subtenant.

        4. The Sublease shall be subject and subordinate at all times to the Lease and to all of the covenants, agreements, terms, provisions and conditions of the Lease and to this Consent, and neither Tenant nor Subtenant shall do or permit anything to be done in connection with the Subtenant's occupancy of the Sublet Space, or any part thereof, which would violate any of said covenants, agreements, terms, provisions and conditions.

        5. Tenant and Subtenant agree that Landlord is not responsible for the payment of any commissions or fees in connection with this transaction and each agrees to indemnify, defend and hold Landlord, its partners, directors or officers and their affiliates and/or subsidiaries harmless from and against any claims, liability, losses or expenses, including attorneys' fees, court costs and disbursements incurred by Landlord during settlement, at trial or on appeal, in connection with any claims for commission by any broker or agent in connection with this transaction.)

        6. Upon the expiration, or any earlier termination of the term of the Lease or in case of the surrender of the Lease by Tenant to Landlord, the Sublease and the term and estate thereby granted shall expire and come to an end as of the effective date of such expiration, termination or surrender, and Subtenant shall vacate the Sublet Space on or before such date. In case of the failure of Subtenant to so vacate, Landlord shall be entitled to all the rights and remedies which are available to a landlord against a tenant holding over after the expiration of a term and Tenant shall remain primarily liable for any damages suffered by Landlord. Upon the expiration or any earlier termination of the term of the Lease or in case of the surrender of the Lease by Tenant to Landlord, Subtenant shall, at the request of Landlord, attorn to and accept Landlord as sublandlord under the Sublease for the balance of the term of the Sublease and be bound to perform all of the obligations imposed by the Sublease upon Subtenant, except that Subtenant shall pay Landlord for the remainder of the term of the Sublease rent at fair market value to be reasonably determined in good faith by Landlord, considering applicable market conditions. Such attornment shall be evidenced by an agreement in form and substance satisfactory to Landlord which Subtenant shall execute and deliver within five
(5) days after request by Landlord. Subtenant waives the provisions of any law now or hereafter in effect which may give Subtenant any right of election to terminate the Sublease of to surrender possession of the Sublet Space in the event any proceeding is brought by Landlord to terminate the Lease.

        7. Subtenant agrees that if Subtenant, at Landlord's sole discretion, should become a direct tenant of Landlord for the Premises or any part thereof upon the expiration or earlier termination of the Lease, Landlord shall not (a) be liable for any previous act or omission of Tenant under the Sublease, (b) be subject to any offset or credit which shall theretofore have accrued to Subtenant against Tenant, (c) have any obligation whatsoever with respect to any security deposited under the Sublease, (d) be bound by any previous prepayment of rent or any other advance payment of monies due under the Sublease, and (e) be responsible for the payment of any commission or fees in connection with a direct lease between Landlord and Subtenant. Subtenant agrees to indemnify, defend and hold Landlord, its partners, directors or officers and their affiliates and/or subsidiaries harmless from and against any claims, liability, losses or expenses, including attorneys' fees, court costs and disbursements incurred by Landlord during settlement, at trial or on appeal, in connection with any such direct lease.

        8. In case of the violation by Tenant or Subtenant of any of the covenants, agreements, terms, provisions and conditions hereof, Landlord may give written notice of such violation to Tenant and/or Subtenant (such notice to be delivered personally or by mail addressed to said parties at the Premises), and if such violation shall not be discontinued or corrected within a reasonable time as specified in such notice, Landlord may, in addition to Landlord's other remedies, revoke this Consent. Reference in this Consent to any particular remedy shall not preclude Landlord from any other remedy in law or in equity.

        9. No alterations, additions (electrical or otherwise), or physical changes shall be made in the Premises, or any part thereof, except pursuant to the covenants, agreements, provisions, terms and conditions of the Lease.

        10. Tenant and Subtenant agree that (i) a copy of the Sublease has been furnished to Landlord; (ii) Landlord is not a party to the Sublease and is not bound by the provisions thereof; and (iii) notwithstanding the foregoing, the Sublease will not be modified or amended in any way without the prior written consent of Landlord.

        11. Tenant and Subtenant jointly and severally represent and agree that Subtenant is financially responsible, of good reputation, and engaged in a business which is in keeping with the standards of Landlord in those respects for the Building and its occupancy.

        12. Tenant agrees to pay over to Landlord from time to time upon Landlord's request fifty percent (50%) of all consideration payable by Subtenant to Tenant to the extent required by Section 48.4 of the Lease. Tenant and Subtenant represent and warrant to Landlord that no compensation of any kind other than as set forth in the Sublease has been or will be paid by Subtenant to Tenant in connection with the Sublease. Tenant and Subtenant agree to provide sworn statements to Landlord within five (5) days after Landlord's request therefor showing the rent actually charged by Tenant to Subtenant and in connection therewith Landlord shall be authorized to examine, copy and audit all pertinent books and records of Tenant and Subtenant which Tenant and Subtenant agree to produce at their sole cost and expense at the request of Landlord. If Landlord's review of any of said books or records discloses that compensation other than as set forth in the Sublease has been paid by Subtenant to Tenant, Tenant shall promptly pay fifty percent (50%) thereof to Landlord together with interest at the highest rate allowed under law and the cost of Landlord's review.

        13. Tenant agrees that it is solely responsible for obtaining all permits and approvals required by any governmental or quasi-governmental agency for any work or otherwise required in connection with the Sublease. Upon execution of the Consent, Tenant shall pay to Landlord $3,000.00, as additional rent, pursuant to Section 48.9 of the Lease. Tenant hereby agrees that said $3,000.00 charge is fair and reasonable.

        14. If Tenant breaches any of the terms and provisions of the Lease, Landlord may elect, under N.J.S.A. 2A:42-4, as same may be amended, to receive directly from Subtenant all sums due or payable to Tenant by Subtenant pursuant to the Sublease, and upon receipt of Landlord's notice, Subtenant shall thereafter pay to Landlord any and all sums becoming due or payable under the Sublease and Tenant shall receive from Landlord a corresponding credit for such sums against any payments then due or thereafter becoming due from Tenant. Neither the giving of such written notice nor the receipt of such direct payments shall cause Landlord to assume any of Tenant's duties, obligations and/or liabilities under the Sublease, nor shall such event impose upon Landlord the duty or obligation to honor the Sublease nor subsequently to accept Subtenant's attornment pursuant to Sections 6 and 7 hereof.

        15. Tenant and Subtenant agree that if Subtenant breaches any term of the Sublease, Landlord may, at its option and for its own sole benefit, exercise against Subtenant all or any of the rights and remedies that Tenant has against Subtenant at law, in equity or under the Sublease. Tenant acknowledges that the exercise by Landlord of all or any of the foregoing rights and remedies against Subtenant shall not preclude Landlord from pursuing any right or remedy against Tenant. The exercise by Landlord against Subtenant of any or all of Tenant's rights and remedies shall neither cause Landlord to assume any of Tenant's duties, obligations and/or liabilities under the Sublease nor impose upon Landlord the duty or obligation to honor the Sublease nor subsequently to accept Subtenant's attornment pursuant to Sections 6 and 7 hereof.

        16. Tenant agrees to hold any and all payments due under the Sublease as a trust fund to be applied first to the satisfaction of all of Tenant's obligations under the Lease and hereunder before using any part thereof for any other purpose.

        17. This Consent may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any change is sought.

        18. This Consent shall not be binding upon Landlord unless and until it is signed by Landlord.

        19. Alexander & Alexander Services Inc. ("Guarantor") executed a Guaranty dated October 7, 1986 in favor of Landlord. By executing this Consent, Guarantor confirms and ratifies, pursuant to Paragraph 2.(f) of the Guaranty, that the obligations of Guarantor under the Guaranty shall continue to apply to all of the terms and provisions of the Lease.

        IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the 18th day of June, 1997.

                                   LANDLORD:

WITNESSED BY:                      MEADOWLANDS ASSOCIATES
                                   By:  ARC Meadowlands Associates,
                                        General Partner
                                        By:  ARC Meadowlands, Inc.,
 /s/  Michael Melager                        General Partner
--------------------------
Name: M. Melager                             By:  /s/ M. Futterman
      --------------------                        -----------------
      (Please Print)                              Michael Futterman
                                                  President

                                   AGENT FOR LANDLORD:

ATTESTED BY:                       BELLEMEAD MANAGEMENT CO., INC.


/s/ Marc Leonard Ripp              By:  /s/ Samuel Ketive
-------------------------              ---------------------------
Marc Leonard Ripp                      Samuel Ketive
Assistant Secretary                    Senior Vice President


APPLY CORPORATE SEAL HERE


                                   TENANT:

ATTESTED BY:                       ALEXANDER & ALEXANDER CONSULTING
                                   GROUP, INC.

/s/ Arlene Jeschke                 By:  /s/ Jerome S. Hanner
-------------------------              ---------------------------
Name:  Arlene Jeschke                  Name:  Jerome S. Hanner
       ------------------                     --------------------
       (Please Print)                         (Please Print)
Title: Assistant Secretary             Title:  Vice President
                                              --------------------
                                              (Please Print)


APPLY CORPORATE SEAL HERE

                                   SUBTENANT:

ATTESTED BY:                       MOVADO GROUP, INC.

/s/ Timothy F. Michno               By:  /s/ Efraim Grinberg
-------------------------              ---------------------------
Name:  Timothy F. Michno               Name:  Efraim Grinberg
      ------------------                     --------------------
       (Please Print)                         (Please Print)
Title: Corporate Secretary             Title:  President
                                              --------------------
                                              (Please Print)


                                   GUARANTOR:

ATTESTED BY:                       ALEXANDER & ALEXANDER SERVICES INC.
/s/ Arlene Jeschke                 By:  /s/ Jerome S. Hanner
-------------------------              ---------------------------
Name:  Arlene Jeschke                  Name:  Jerome S. Hanner
      ------------------                     --------------------
       (Please Print)                         (Please Print)
Title: Assistant Secretary             Title:  Vice President
                                              --------------------
                                              (Please Print)

APPLY CORPORATE SEAL HERE

                                      EXHIBIT A


                                 SUBLEASE AGREEMENT


        This SUBLEASE AGREEMENT ("Sublease") is made and entered into as of the 7th day of May, 1997 by and between Alexander & Alexander Consulting Group, Inc., a New Jersey corporation ("Sublandlord") and Movado Group, Inc., a New York Corporation ("Subtenant").

        WHEREAS, Meadowlands Associates, a New Jersey Limited Partnership as landlord ("Landlord"), and Sublandlord as tenant ("Tenant"), entered into a Lease dated October 7, 1986 as modified pursuant to the First Amendment of Lease dated October 27, 1986 and the Second Amendment of Lease dated December 28, 1993 collectively known as ("Master Lease") whereby Landlord leased portions of the second floor and the fifth floor containing 74,303 rentable square feet ("Master Premises") of the building located at 125 Chubb Avenue, Lyndhurst, New Jersey (the "Building"), as more particularly described in the Master Lease, upon the terms and conditions contained therein. All capitalized terms used herein shall have the same meaning ascribed to them in the Master Lease unless otherwise defined herein. A copy of the Master Lease is attached hereto as Exhibit "A" and made a part hereof.

        WHEREAS, Sublandlord and Subtenant are desirous of entering into a sublease for a portion of the Master Premises on the fifth floor shown cross-hatched in black on the demising plan annexed hereto as Exhibit "B" and made a part hereof ("Sublease Premises") on the terms and conditions hereafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

                 1. Demised Premises. Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and subleases from Sublandlord the Sublease Premises (which the parties stipulate contain 17,862 rentable square feet), upon and subject to the terms, covenants and conditions hereinafter set forth. The Parties agree that the Licensed Area (as defined in section 21 and as set forth on Exhibit "C" hereto) contains 625 rentable square feet. For the duration of Sublandlord's use of the Licensed Area, notwithstanding anything to the contrary contained herein, the Base Rental shall be $22,986.67/month.

        2. Lease Term.
           (a) Lease Term. The term of this Sublease ("Term") shall be for a term, commencing May 1, 1997, or on any later date upon which Landlord consents to such Sublease and Sublandlord vacates the Sublease Premises (except the Computer Room, as hereinafter defined) and notifies Subtenant ("Sublease Commencement Date") and ending, unless sooner terminated as provided herein, on July 30, 1999 ("Sublease Expiration Date").

        3. Use. The Sublease Premises shall be used and occupied by Subtenant for executive and administrative office use in compliance with the Master Lease and for no other purpose.

        4. Subrental.

           (a) Base Rental. Subject to Section 1 and provided that Landlord has consented to this Sublease, beginning with the Sublease Commencement Date and thereafter during the Term of this Sublease and ending on the Sublease Expiration Date, subtenant shall pay to Sublandlord $23,816.00/Month ($16.00/RSF/Annum) in monthly installments of base rent ("Base Rental").

            The first monthly installment of Base Rental shall be paid by Subtenant upon the execution of this Sublease. Base Rental and additional rent (including without limitation, late fees) shall hereinafter be collectively referred to as "Rent." Notwithstanding the above, Subtenant shall have the Base Rental abated for the first 45 days of the Term from the Sublease Commencement Date.

           (b) Prorations.  If the Sublease Commencement Date is not the first
(1st) day of a month, or if the Sublease Expiration Date is not the last day of a month, a prorated installment of monthly Rent based on a thirty (30) day month shall be paid for the fractional month during which the Term commenced or terminated.

           (c) Additional Rent. Beginning with the Sublease Commencement Date and continuing to the Sublease Expiration Date, Subtenant shall pay to Sublandlord as additional rent for this subletting all special or after-hours cleaning, heating, ventilating, air-conditioning, elevator and other Building charges incurred at the request of, or on behalf of, Subtenant, or with respect to the Sublease Premises and all other additional expenses, costs and charges payable to Landlord in connection with Subtenant's use of the Sublease Premises.

     (d) Operating Expenses. Beginning with the Sublease Commencement Date and thereafter during the Term of this Sublease, Subtenant shall pay to Sublandlord as additional rent for this subletting an amount equal to 6.41% ("Subtenant's Share") of the excess of Building Operating Costs (as set forth in Article 36 of the Master Lease) for the Building for 1998 and any subsequent calendar year over the total amount of Building Operating Costs for the Building incurred by Landlord during calendar year 1997 ("Base Year") pursuant to the terms and conditions of the Master Lease. Subtenant's Share is a percentage which reflects the ratio of the rentable square feet in the Sublease Premises to the rentable square feet in the Building.

     (e) Real Estate Taxes. Beginning with the Sublease Commencement Date and thereafter during the Term of this Sublease, Subtenant shall pay to Sublandlord as additional rent for this subletting 6.41% ("Subtenant's Share") of the excess of Real Estate Taxes (as set forth in Article 36 of the Master Lease) for the Building for 1998 and any subsequent calendar year over the total amount of Real Estate Taxes for the Building incurred by Landlord during the Base Year pursuant to the terms and conditions of the Master Lease. Subtenant's Share is a percentage which reflects the ratio of the rentable square feet in the Sublease Premises to the square feet in the Building.

     (f) Payment of Rent. Except as otherwise specifically provided in this Sublease, Base Rental shall be payable in lawful money without demand, and without offset, counterclaim, or set off in monthly installments, in advance, on the first day of each and every month during the Term of this Sublease. Additional rent shall be paid to Sublandlord within twenty (20) days after receipt of a statement setting out such additional rent amounts then due, such payments to be made in both monthly estimated installments and annual adjustments. All of said Rent is to be paid to Sublandlord at its office at the address set forth in Section 11 herein, or at such other place or to such agent and at such place as Sublandlord may designate by notice to Subtenant. Any additional rent payable (including electric unless paid directly to the utility company) on account of items which are not payable monthly by Sublandlord to Landlord under the Master Lease is to be paid to Sublandlord as and when such items are payable by Sublandlord to Landlord under the Master Lease unless a different time for payment is elsewhere stated herein. Upon written request therefor, Sublandlord agrees to provide Subtenant with copies of any statements or invoices received by Sublandlord from Landlord pursuant to the terms of the Master Lease.

     (g) Late Charge. Subtenant shall pay to Sublandlord an administrative charge at an annual interest rate equal to the prime rate charged by Citibank, N.A., plus two percent (2%) ("Interest Rate") on all past-due amounts of Rent payable hereunder, such charge to accrue from the date upon which such amount was due until paid.

     5. Parking. Subtenant shall have the right, during the Term of this Sublease to use up to 45 spaces in the parking areas serving the Building. All such parking privileges shall be subject to the terms and conditions set forth in Article 43 of the Master Lease.

     6.  Incorporation of Terms of Master Lease.

         (a) This Sublease is subject and subordinate to the Master Lease. Subject to the modifications set forth in this Sublease, the terms of the Master Lease are incorporated herein by reference, and shall, as between Sublandlord and Subtenant (as if they were Landlord and Tenant, respectively, under the Master Lease) constitute the terms of this Sublease except to the extent that they are inapplicable to, inconsistent with, or modified by, the terms of this Sublease. In the event of any inconsistencies between the terms and provisions of the Master Lease and the terms and provisions of this Sublease, the terms and provisions of this Sublease shall govern. Subtenant acknowledges that it has reviewed the Master Lease and is familiar with the terms and conditions thereof.

         (b) For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:

              (i) In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Landlord.

              (ii) In all provisions of the Master Lease requiring Tenant to submit, exhibit to, supply or provide Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Landlord and Sublandlord. In any such instance, Sublandlord shall determine if such evidence, certificate or other matter or thing shall be satisfactory.

              (iii) Sublandlord shall have no obligation to restore or rebuild any portion of the Sublease Premises after any destruction or taking by eminent domain.

         (c) The following provisions of the Master Lease are specifically excluded in their entirety: Article 33, Article 38, Article 46 (Broker),
Article 60, Article 61 and Article 62.

         (d) Sublandlord affirms that so long as Subtenant is not in default beyond any applicable grace periods, Sublandlord shall not exercise its rights under second amendment, Article 11.

         (e) Sublandlord represents that the Master Lease is (and will be on the Sublease Commencement Date) in full force and effect, without modification, and Sublandlord is not in default thereunder, nor is Landlord, and Sublandlord has received no notice of default thereunder which remains uncured. Sublandlord represents that it has not made any claims upon the Landlord.

     7. Subtenant's Obligations. Subtenant covenants and agrees that all obligations of Sublandlord under the Master Lease shall be done or performed by Subtenant with respect to the Sublease Premises, except as otherwise provided by this Sublease, and Subtenant's obligations shall run to Sublandlord and Landlord as Sublandlord may determine to be appropriate or be required by the respective interests of Sublandlord and Landlord. Subtenant agrees to indemnify Sublandlord, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred as a result of the non-performance, non-observance or non-payment of any of Subtenant's obligations under this Sublease. If Subtenant makes any payment to Sublandlord pursuant to this indemnity, Subtenant shall be subrogated to the rights of Sublandlord concerning said payment. Subtenant shall not do, nor permit to be done, any act or thing which is a default under this Sublease or the Master Lease.

     8. Sublandlord's Obligations. Sublandlord agrees that Subtenant shall be entitled to receive all services and repairs to be provided by Landlord to Sublandlord under the Master Lease. Subtenant shall look solely to Landlord for all such services and shall not, under any circumstances, seek nor require Sublandlord to perform any of such services, nor shall Subtenant make any claim upon Sublandlord for any damages which may arise by reason of Landlord's default under the Master Lease. Any condition resulting from a default by Landlord shall not constitute as between Sublandlord and Subtenant an eviction, actual or constructive, of Subtenant unless such condition constitutes an eviction, actual or reconstructive, as between Sublandlord and Landlord and no such default shall excuse Subtenant from the performance or observance of any of its obligations to be performed or observed under this Sublease, or entitle Subtenant to receive any reduction in or abatement of the Rent provided for in tis Sublease unless such default excuses Sublandlord from the performance or observation of any of its obligations under the Master Lease or entitles Sublandlord to receive any reduction or abatement of Minimum Rent under the Master Lease. In furtherance of the foregoing, Subtenant does hereby waive any cause of action and any right to bring any action against Sublandlord by reason of any act or omission of Landlord under the Master Lease. Sublandlord covenants and agrees with Subtenant that Sublandlord will pay all fixed rent and additional rent payable by Sublandlord pursuant to the Master Lease and perform all other obligations of Sublandlord under the Master Lease with respect to the balance of the Master Premises outside of the Sublease Premise to the extent that failure to perform the same would adversely affect Subtenant's use or occupancy of the Sublease Premises.

              (a) If Landlord shall fail to observe or perform any of the terms, covenants, conditions or agreements of the Master Lease, Subtenant, at its sole cost and expense, shall be entitled to take or commence such actions as are appropriate to enforce Landlord's observance or performance. Sublandlord agrees to cooperate with Subtenant in the prosection of said actions provided, however, that Subtenant hereby indemnifies and holds harmless Sublandlord from any claim, liability or expense incurred by or threatened against Sublandlord by reason of any such action taken by Subtenant (other than liability or expense caused by Sublandlord's actions or omissions).

     9. Default by Subtenant. In the event Subtenant shall be default of any covenant of, or shall fail to honor any obligation under, this Sublease, Sublandlord shall have available to it against Subtenant all of the remedies available (a) to Landlord under the Master Lease in the event of a similar default on the part of Sublandlord thereunder or (b) at law.

     10. Quiet Enjoyment. So long as Subtenant pays all of the Rent due hereunder and performs all of Subtenant's other obligations hereunder, Subtenant shall have the right to peaceably and quietly have, hold and enjoy the Sublease Premises.

     11. Notices. Anything contained in any provision of this Sublease to the contrary notwithstanding (other than the payment of Rent, as to which Subtenant shall have the right to cure within the period of time set out in Section 4 hereof, Subtenant agrees, with respect to the Sublease Premises, to comply with and remedy any default in this Sublease or the Master Lease which, under the terms of this Sublease, is Subtenant's obligation to cure, within the period allowed to Sublandlord under the Master Lease even if such time period is shorter than the period otherwise allowed therein due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Landlord to Sublandlord; provided that

Sublandlord shall have forwarded to Subtenant, promptly upon receipt thereof by Sublandlord, a copy of each notice of default received by Sublandlord in its capacity as Tenant under the Master Lease. Subtenant agrees to forward to Sublandlord, promptly upon receipt thereof, copies of any notices received by Subtenant from Landlord or from any governmental authorities. All notices, demands and requests shall be in writing and shall be sent either by hand delivery or by a nationally recognized overnight courier service (e.g., Federal Express), in either case return receipt requested, to the address of the appropriate party. Notices, demands and requests so sent shall be deemed given when the same are received. Notices to Sublandlord shall be sent to the attention of:

Alexander & Alexander Inc.
10461 Mill Run Circle
Owings Mills, Maryland 21117-5500
Attn: William F. Mulroy

with a copy to:
Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, Illinois 60606
Attention: Patrick G. Moran

Notices to Subtenant shall be sent to the attention of:

Movado Group, Inc.
125 Chubb Avenue
Lyndhurst, New Jersey 07071
Attn: Richard Buonocure
Copy to: General Counsel

        12. Broker. Sublandlord and Subtenant represent and warrant to each other that, with the exception of LaSalle Partners ("Broker"), no brokers were involved in connection with the negotiation or consummation of this Sublease. Sublandlord agrees to pay a commission of the Broker pursuant to a separate agreement. Each party agrees to indemnify the other, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred by said party as a result of a breach of this representation and warranty by the other party.

        13. Condition of Premises. Subtenant acknowledges that it is subleasing the Sublease Premises "as-is" on the date hereof and that Sublandlord is not making any representation or warranty concerning the condition of the Sublease Premises and that Sublandlord is not obligated to perform any work to prepare the Sublease Premises for Subtenant's occupancy provided, however, that the Sublandlord shall, at its expense, promptly repair any damage to the Sublease Premises arising out of any act or omission of Sublandlord or its employees, agents, officers, directors, representatives or contractors prior to the Sublease Commencement Date. Subtenant acknowledges that it is not authorized to make or do any alterations or improvements in or to the Sublease Premises except as permitted by the provisions of this Sublease and the Master Lease and that it must deliver the Sublease Premises to Sublandlord on the Sublease Expiration Date in same condition as they existed on the Sublease Commencement Date unless Landlord has waived its right to require removal of such alterations and improvements made by Subtenant.

        14. Consent of Landlord. Article 48 of the Master Lease requires Sublandlord to obtain the written consent of Landlord to this Sublease. Sublandlord shall solicit Landlord's consent to this Sublease promptly following the execution and delivery of this Sublease by Sublandlord and Subtenant. In the event Landlord's written consent to this Sublease has not been obtained within ninety (90) days after the execution hereof, then this Sublease may be terminated by either party hereto upon notice to the other, and upon such termination neither party hereto shall have any further rights against or obligations to the other party hereto. Neither Sublandlord nor Subtenant shall be obligated to incur any cost or expense in obtaining Landlord's consent, Subtenant agrees to execute the attornment agreement described in Section 48.5 of the Master Lease if Landlord so requests.

        15. Termination of the Lease. If for any reason the term of the Master Lease shall terminate prior to the Sublease Expiration Date, this Sublease shall automatically be terminated and Sublandlord shall not be liable to Subtenant by reason thereof unless said termination shall have been caused by the default of Sublandlord under the Master Lease, and said Sublandlord default was not as a result of a Subtenant default thereunder.

        16.  Assignment and Subletting.

                (a) Independent of and in addition to any provisions of the Master Lease, including without limitation the obligation to obtain Landlord's consent to any assignment, it is understood and agreed that Subtenant shall have no right to sublet the Sublease Premises or any portion thereof or any right or privilege appurtenant thereto; provided, however, that Subtenant shall have the right to assign this Sublease or any interest therein, and to suffer or permit any other person to occupy or use the Sublease Premises, only upon the prior written consent of Sublandlord and Landlord, which consent shall not be unreasonably withheld. Any assignment by Subtenant without Sublandlord's prior written consent shall be void and shall, at the option of Sublandlord, terminate this Sublease.

        (b) Subtenant shall advise Sublandlord by notice of (i) Subtenant's intent to assign this Sublease, (ii) the name of the proposed assignee and evidence reasonably satisfactory to Sublandlord that such proposed assignee is comparable in reputation, stature and financial condition to tenants then leasing comparable space in comparable buildings, and (iii) the terms of the proposed assignment. Sublandlord shall, within thirty (30) days of receipt of such notice, and any additional information requested by Landlord concerning the proposed assignee's financial responsibility, elect one of the following:

                (i)     Consent of such proposed assignment;

                (ii) Refuse such consent, which refusal shall be on reasonable ground; or

                (iii)   Elect to terminate the Sublease.

        (c) In the event that Sublandlord shall consent to an assignment under the provisions of this Section 16, Subtenant shall pay Sublandlord's reasonable processing costs and reasonable attorneys' fees incurred in giving such consent. Notwithstanding any permitted assignment, Subtenant shall at all times remain directly, primarily and fully responsible and liable for all payments owed by Subtenant under the Sublease and for compliance with all obligations under the terms, provisions and covenants of the Sublease. If for any proposed assignment, Subtenant receives Rent or other consideration, either initially or over the term of the assignment, in excess of the Rent required by this Sublease, after a deduction for the following: (a) any brokerage commission paid by Subtenant in connection therewith and (b) any reasonable attorneys' fees in connection with preparing and negotiating an assignment document ("Profit"), Subtenant shall pay to Sublandlord as additional Rent, fifty percent (50%) of such Profit or other consideration received by Subtenant within five (5) days of its receipt by Subtenant or, in the event the assignee makes payment directly to Sublandlord, Sublandlord shall refund fifty percent (50%) of the Profit to Subtenant after deducting (a) and (b) above.

        (d) Occupancy of all or part of the Sublease Premises by parent, subsidiary, or affiliated companies of Subtenant shall not be deemed an assignment or subletting provided that such parent, subsidiary or affiliated companies were not formed as a subterfuge to avoid the obligation of this Section. If Subtenant is a corporation, unincorporated association, trust or general or limited partnership, then the sale, assignment, transfer or hypothecation of any shares, partnership interest, or other ownership interest of such entity or the dissolution, merger, consolidation, or other reorganization of such entity, or the sale, assignment, transfer or hypothecation of the assets of such entity, shall not be deemed an assignment or sublease subject to the provisions of this Section.

        19.     Limitation of Estate.   Subtenant's estate shall in all
respects be limited to, and be construed in a fashion consistent with, the estate granted to Sublandlord by Landlord. In the event Sublandlord is prevented from performing any of its obligations under this Sublease by a breach by Landlord of a term of the Master Lease, then Sublandlord's sole obligation in regard to its obligation under this Sublease shall be to use reasonable efforts in diligently pursuing the correction or cure by Landlord of Landlord's breach.

        20.     Security Deposit.

                (a) For the period commencing on the date hereof and continuing until the Sublease Expiration Date, Subtenant shall maintain in effect an irrevocable, standby letter of credit from a bank satisfactory to Sublandlord, naming Sublandlord as beneficiary in the sum of $23,816.00 as security for the due and faithful payment as herein provided of the rent, additional rent, charges and damages payable by Subtenant under this Sublease or pursuant to law or for the due and faithful keeping, observance and performance of all other covenants, agreements, terms, provisions and conditions of this Sublease on the part of Subtenant to be kept, observed and performed. If, at any time, Subtenant shall be in default beyond any applicable notice and cure period in the payment of any such monies or in the keeping, observance or performance of any such other covenant, agreement term, provision or condition or such letter of credit if not renewed within 30 days prior to its stated expiration date, Sublandlord may draw upon such letter of credit by presenting a sight draft and a statement certifying that such a default or failure to renew has occurred and, at its election, either hold such amount as security or apply such amount to the payment of any such monies or to the payment of the costs incurred by Sublandlord in curing such default, as the case may be. If, as a result of any such application of all or any part of such security, the amount of such letter of credit shall be less than $23,816.00 Subtenant shall forthwith deposit with Sublandlord cash in an amount equal to the deficiency.

                (b) On the Sublease Expiration Date, provided Subtenant is not then in default beyond any applicable notice and cure periods under the terms of this Sublease, the full amount of any cash security deposit (to the extent not otherwise applied in accordance with the provisions hereof) plus (subject to the Service Charge deduction) any interest earned thereon shall be returned to Subtenant along with the letter of credit. In the event Subtenant is in default on the Sublease Expiration Date, such date shall be extended by the applicable notice and cure period, it being understood that if

Subtenant does not then timely cure any such default. Subtenant's right to have the cash security deposit returned shall be waived and Sublandlord may retain such cash security deposit and may draw upon the letter of credit and retain the proceeds thereof.

        21. Sublandlord License. In accordance with the terms contained in this
Section 21, from the date hereof until August 1, 1997 or such earlier date as Sublandlord shall vacate such space, Sublandlord shall have the right and license to enter upon and use that portion of the Sublease Premises delineated by cross hatching in Exhibit "C" hereto which prior to the date hereof was used by Sublandlord as a location for certain computer equipment (the "Licensed Area"). Sublandlord shall have the right to use the computer equipment located therein on the date hereof. Sublandlord shall have the right to access, enter upon and use the Licensed Area during normal business hours and Subtenant shall provide card keys for such unrestricted access to the Licensed Area provided, however, that in the event of an emergency Sublandlord shall give prior notice to Subtenant's Director of Security at pager number 1 (800) 759-7243 x 16046115. Sublandlord will defend indemnify and hold Subtenant harmless from any and all claims, liability, damage, cost, expense (including reasonable attorney fees) arising out of or in connection with any act or omission of Sublandlord during Sublandlord's use of the Licensed Area.

                22. Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Sublease and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Sublandlord to Subtenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Sublease. This Sublease, the exhibits and schedules attached hereto and that certain letter agreement dated as of the date herewith pursuant to which Sublandlord grants Subtenant the right to use certain furniture and equipment in the Sublease Premises, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Sublease Premises and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Sublease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, with respect to the subject matter hereof except as contained in this Sublease.

        IN WITNESS WHEREOF, the parties have entered into this Sublease as of the date first written above.

                                SUBLANDLORD:

                                Alexander & Alexander Consulting Group, Inc., a New Jersey corporation



                                By: /s/ Jerome S. Hanner
                                    -------------------------------------
                                    Jerome S. Hanner
                                Its:  Vice President

                                SUBTENANT:

                                The Movado Group, Inc.
                                a New York Corporation



                                By: /s/ E. Grinberg
                                    -------------------------------------
                                    E. Grinberg
                                Its:  President

                                                                       EXHIBIT A



                              SECOND AMENDMENT OF LEASE


        SECOND AMENDMENT OF LEASE dated as of December 28, 1993 between MEADOWLANDS ASSOCIATES, a New Jersey limited partnership, having an address c/o Bellemead Management Co., Inc., 4 Becker Farm Road, Roseland, New Jersey 07068 (hereinafter called "Landlord") and ALEXANDER & ALEXANDER CONSULTING GROUP, INC., a New Jersey corporation having an address at 125 Chubb Avenue, Lyndhurst, New Jersey 07071 (hereinafter called "Tenant").

                                W I T N E S S E T H:

        WHEREAS:

        A. Landlord and Tenant heretofore entered into a certain lease dated October 7, 1986, as modified pursuant to a certain First Amendment of Lease dated October 27, 1986 (said lease, as the same may be amended from time to time, is hereinafter called the "Lease") with respect to premises on the second
(2nd) and fifth (5th) floors (the "Original Premises") of that certain office building ("Building") known as and located at 125 Chubb Avenue, Lyndhurst, New Jersey;

        B. Tenant is desirous of increasing the size of the Demised Premises by the addition of some 17,862 rentable square feet ("Additional Space") on the fifth (5th) floor of the Building; and

        C. The parties hereto desire to further modify the Lease in certain respects.

        NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto modify said Lease as follows:

        1. All terms contained in this Second Amendment of Lease that are defined in the Lease, shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.

        2. Notwithstanding anything to the contrary contained in the Lease, the term for the Additional Space only shall commence on the Additional Space Commencement Date (as hereinafter defined) and shall terminate on a date which is five (5) years after the Additional space Commencement Date (the "Additional Space

Termination Date"). Landlord shall deliver to Tenant a notice ("Additional Space Commencement Notice") confirming, among other things, the Additional Space Termination Date. Tenant shall acknowledge receipt of the Additional Space Commencement Notice by signing a copy of same and returning it to Landlord within five (5) days after Tenant's receipt thereof. For the purposes hereof, the period commencing on the Additional Space Commencement Date and ending on the Additional Space Termination Date shall be referred to as the "Additional Space Term".

        3. The Demised Premises shall be expanded to incorporate the Additional Space on or about May 1, 1994 (the "Estimated Additional Space Commencement Date"). Notwithstanding the above, the Additional Space commencement date (the "Additional Space Commencement Date") shall be the date upon which the work required to be performed by the Landlord pursuant to the Work Letter attached hereto as Schedule A (the "Additional Space Work") shall be substantially completed. The Additional Space Work shall be deemed to be substantially completed for all proposes hereunder, on the date upon which:

                (i) Landlord has procured a temporary or permanent Certificate of Occupancy, permitting occupancy of the Additional Space by the Tenant; and (ii) The Landlord's architects shall have certified that Landlord has substantially performed the Additional Space Work. Substantial completion shall be deemed to have occurred even though minor details of work remain to be done, provided such details do not materially interfere with the Tenant's use of the Additional Space, subject to Tenants punch-list items which Landlord agrees to complete within a reasonable time period and if possible, within thirty (30) days from the date of request.

        Notwithstanding anything to the contrary contained herein, Tenant's obligation to pay Minimum Rent for the Additional Space shall commence on May 1, 1994 (the "Additional Space Rent Commencement Date", subject only to Landlord Delays and Force Majeure Events (as such terms are hereinafter defined in Paragraph 8 hereof).

        As of the Additional Space Commencement Date, Exhibit A (Rental Plan) to the Lease shall be modified by incorporating the attached Schedule B so that the Rental Plan to the Lease shall consist of the original Exhibit A and the attached Schedule B.

        4. A] The Lease is hereby amended to provide that Tenant shall pay an annual Minimum Rent for the Additional Space only as follows:

           THREE HUNDRED THIRTY THOUSAND FOUR HUNDRED FORTY SEVEN AND 00/100 DOLLARS ($330,447.00) for the period commencing on the Additional Space Commencement Date and ending on the Additional Space Termination Date, payable in advance on the first day of each calendar month in equal monthly installments of TWENTY SEVEN THOUSAND FIVE HUNDRED THIRTY SEVEN AND 25/100 DOLLARS ($27,537.25).

           B] In addition to the Minimum Rent for the Additional Space described above, Tenant shall pay to Landlord during each month of the Additional Space Term the sum of FIVE THOUSAND FIVE HUNDRED SIXTY ONE AND 79/100 DOLLARS ($5,561.79) (the "Construction Reimbursement"), payable in advance on the first day of each calendar month commencing on the Additional Space Commencement Date and ending on the Additional Space Termination Date.

              The Construction Reimbursement described in this paragraph 4 B] represents the repayment of the Additional Construction Credit (as hereinafter defined) over the Additional Space Term at an interest rate of nine percent (9%). Failure to pay all or any portion of the Construction Reimbursement shall entitle Landlord to the same rights and remedies as may be imposed for failure to pay Minimum Rent hereunder.

           C] Tenant shall continue to pay the Adjusted Minimum Rent for the Original Premises in accordance with the terms of the Lease.

        5. At all times during the Additional Space Term, Section 36.2 of the Lease shall be modified to provide that the Demised Premises shall contain 74,273 square feet and that the Occupance Percentage shall be 26.67%.

        6. Section 36.1 (3) and (4)of the Lease shall be modified so that the First Operating Year and the First Tax Year for the Additional Space only shall mean the calendar year ending December 31, 1994.

        7. At all times during the Additional Space Term, Section 43.1 of the Lease shall be modified so that Tenant's License for Allotted Parking shall be for two hundred three (203) cars.

        8. Tenant agrees that it shall either approve Landlord's drawings for the Additional Space or provide to Landlord on or before January 31, 1994, such drawings and specifications required by Landlord for Tenant's layout, partitioning, electrical, reflecting ceiling and other installations for the approval and acceptance of Landlord. Landlord shall furnish and install in accordance with such drawings, so much of the work required by Tenant by the above drawings as allowed by a construction credit to Tenant of $357,240.00 (the "Construction Credit"). In addition to the Construction Credit, Landlord shall provide to Tenant an additional construction credit of $267,930.00 (the "Additional Construction Credit") to be applied towards any additional work that Tenant requires in the Additional Space. To the extent Tenant's drawings require work, the cost of which exceeds the Construction Credit and the Additional Construction Credit, such work shall be reduced to an "Extra" or "Change Order" to be executed by both Landlord and Tenant, which shall indicate the work required, the cost thereof to be paid by Tenant, and the additional time required, if any, for completion. The portion, if any, of the Construction Credit that remains not designated for expenditure as of the Additional Space Commencement Date shall be forever forfeited. If any portion of the Additional Construction Credit is not utilized, the Construction Reimbursement described in Paragraph 4 (B) hereof shall be modified to reflect the actual sums expended. Tenant shall be responsible for any delays in completing the Additional Space by reason of Tenant's failure to cooperate with Landlord, Tenant's delays in submitting any drawings or specifications, or in supplying information, or in approving drawings, specifications or estimates, or in giving authorizations, or by reason of any changes by Tenant in any designations previously made by Tenant, or by reason of any similar acts or omissions of Tenant ("Tenant Delays"). Landlord shall be responsible for any delays in completing the Additional Space by reason of Landlord's failure to cooperate with Tenant, Landlord's failure to construct the Additional Space within a reasonable time frame or by reason of any similar acts or omissions of Landlord ("Landlord Delays"). Any other cause or factor beyond the reasonable control of Landlord or tenant, including but not limited to strikes or other labor disputes, accidents, orders or regulations of any federal, state, county or municipal authority, delays due to adjustment of insurance claims, lack of availability of materials, parts or services, acts of God, fire, earthquake, floods, explosion, action of the elements, war, hostilities, invasion, insurrection, riot, mob violence, sabotage or any other similar cause that is beyond the reasonable control of Landlord or Tenant shall be deemed to be force majeure ("Force Majeure Events").

        9. Landlord agrees that for each trade to be subcontracted out in connection with Landlord's construction of the Additional Space (except for demolition, general drywall construction, carpeting and ceiling repair), Landlord shall request bids from no fewer than three (3) subcontractors. In addition, Landlord's profit derived from the construction of the Additional Space shall be limited to the compounded sum of general conditions equal to 6% of the total cost to prepare the Additional Space for Tenant's occupancy, overhead equal to 5% of the total cost to prepare the Additional Space for Tenant's occupancy and profit equal to 5% of the total cost to prepare the Additional Space for Tenant's occupancy. Tenant may, upon request review any of the subcontractor's bids in connection with the construction of the Additional Space.

        10. Tenant covenants, represents and warrants that no real estate broker other than La Salle Partners (the "Broker") is responsible for bringing about or negotiating this Second Amendment of Lease and Tenant has not dealt with any broker other than the Broker in connection with the consummation of this Second Amendment of Lease. Landlord represents and warrants that Landlord has not dealt with any broker (other than the Broker) in connection with the consummation of this Second Amendment of Lease. In accordance with the foregoing representation, Tenant and Landlord each covenants and agrees to pay, defend, hold harmless and indemnify the other and its directors, officers, partners, and their affiliates and/or subsidiaries from and against any and all cost, expenses, including attorney's fees (in settlement, at trial or on appeal), court costs and disbursements or liability for any commission or other compensation claimed by any broker or agent acting through or on behalf of Tenant or Landlord other than the Broker with respect to this Second Amendment of Lease.

        11. As of the date hereof, the following provision shall be applicable to the Additional Space:

                         RENEWAL OPTION FOR ADDITIONAL SPACE

        "11.1 Subject to the provisions of Section 11.2 below, Tenant shall have the option to renew this Lease with respect to the Additional Space only for an additional term commencing as of the date immediately following the Additional Space Term and continuing through April 30, 2002 (the "Additional Space Renewal Term"). The terms, covenants and conditions during the Additional Space Term, including but not limited to the definitions of the First Tax Year and First Operating Year as set forth in Paragraph 6 hereof, shall be projected and carried over into the Additional Space Renewal Term, except as specifically set forth hereinafter.

        (a) The Minimum Rent during the Additional Space Renewal Term shall be the greater of (i) Market Rent (as defined in clause (b) below) or (ii) the Adjusted Minimum Rent for the Additional Space as of the last day of the Additional Space Term.

        (b) "Market Rent" shall mean the fair market rent for the Additional Space, as of the commencement date of the Additional Space Renewal Term (the "Determination Date"), based upon the rents generally in effect for comparable office space in the area in which the Real Estate is located. Market Rent (for the purposes of determining the Minimum Rent only during the Renewal Term) shall be determined on what is commonly known as "gross" basis; that is, in computing Market Rent, it shall be assumed that all real estate taxes and expenses for customary services are included in such Market Rent and are not passed through to the Tenant as separate additional charges. Notwithstanding the foregoing, the Minimum Rent for the Renewal Term shall be thereafter increased from time to time as provided in this Lease and the First Tax Year and First Operating Year for the Additional Space Renewal Term shall be defined as provided in Paragraph 6 hereof.

        (c) Landlord shall notify Tenant ("Landlord's Determination Notice") of Landlord's determination of the Market Rent within sixty (60) days of the Determination Date. If Tenant disagrees with Landlord's determination, Tenant shall notify Landlord ("Tenant's Notice of Disagreement") within fifteen (15) days of receipt of Landlord's Determination Notice. Time shall be of the essence with respect to Tenant's Notice of Disagreement, and the failure of Tenant to give such notice within the time period set forth above shall conclusively be deemed an acceptance by Tenant of the Market Rent as determined by Landlord and a waiver by Tenant of any right to dispute such Market Rent. If Tenant timely gives its Tenant's Notice of Disagreement, then the Market Rent shall be determined as follows: Landlord and Tenant shall, within thirty (30) days of the date on which Tenant's Notice of Disagreement was given, each appoint an Appraiser (hereinafter defined) for the purpose of determining the Market Rent. An Appraiser shall mean a duly qualified impartial real estate appraiser having at least ten (10) years' experience in the area in which the Additional Space is located. In the event that the two (2) Appraisers so appointed fail to agree as to the Market Rent within a period of thirty (30) days after the appointment of the second Appraiser, such two (2) Appraisers shall forthwith appoint a third Appraiser who shall make a determination within thirty (30) days thereafter. If such two Appraisers fail to agree upon such third Appraiser within ten (10) days following the last thirty (30) day period, such third Appraiser shall be appointed by a presiding Judge of the Superior Court of the State of New Jersey for the County in which the Real Estate is located. Such two (2) Appraisers or three (3) Appraisers, as the case may be, shall proceed with all reasonable dispatch to determine the Market Rent for the Additional Space. The decision of such Appraisers shall be final; such decision shall be in writing and a copy shall be delivered simultaneously to Landlord and to Tenant. If such Appraisers fail to deliver their decision as set forth above prior to the commencement of the Additional Space Renewal Term, Tenant shall pay Landlord the Adjusted Minimum Rent with respect to the Additional Space at the rate as of the last day of the Additional Space Term, until such decision is so delivered. If the Market Rent as determined above is in excess of the actual rent paid, then Tenant, upon demand, shall pay to Landlord the difference between the actual rent paid and the Market Rent from the commencement of the Additional Space Renewal Term. Landlord and Tenant shall each be responsible for and shall pay the fee of the Appraiser appointed by them respectively, and Landlord and Tenant shall share equally the fee of the third Appraiser. Promptly upon determination of the Market Rent, Tenant shall execute and deliver a Lease amendment prepared by Landlord setting forth the terms of the Additional Space Renewal Term.

        11.2 Tenant's option to renew for the Additional Space Renewal Term, as provided in Section 11.1 above, shall be strictly conditioned upon and subject to each of the following:

        (a) Tenant shall notify Landlord in writing of Tenant's exercise of its option to renew at least nine (9) months, but not more than twelve (12) months, prior to the expiration of the Additional Space Term;

        (b) At the time Landlord receives Tenant's notice as provided in (a) above, and at the expiration of the Additional Space Term, Tenant shall not have been in default under the terms or provisions of this Lease and the Tenant shall not have subleased any portion of the Additional Space;

        (c) It is the intention of the parties hereto that the Additional Space Renewal Term shall be co-terminous with the expiration date of the Lease with respect to the balance of the Demised Premises. Accordingly, so long as the renewal option for the Additional Space Term is exercised by Tenant, the Additional Space shall be deemed part of the Demised Premises for the purposes of Tenant's right to renew the Lease for the Removal Term described in Section
60.1 of the Lease. Except as provided herein and in Section 60.1 of the Lease, Tenant shall have no further renewal options with respect to the Additional Space or the Demised Premises;

        (d) This option to renew shall be deemed personal to the Tenant named on the first and last page of this Lease and may not be assigned;

        (e) Landlord shall have no obligation to do any work or perform any services for the Additional Space Renewal Term with respect to the Additional Space, the Demised Premises or the Building which Tenant agrees to accept in their then "as is" condition; and

                (f) No later than ten (10) days prior to the commencement of the Additional Space Renewal Term, Tenant shall deposit with Landlord such additional sums as may be required to increase any security deposit then held by Landlord proportionate to the increase in the Minimum Rent.

        12. Except as modified by this Second Amendment of Lease, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed. The terms and provisions of the Lease, as modified hereby, shall govern the Tenant's occupancy and use of the Demised Premises as increased by the Additional Space.

        13. Tenant represents that the undersigned officer representative of Tenant has been duly authorized on behalf of Tenant to enter into this Second Amendment of Lease in accordance with the terms, covenants and conditions set forth herein, and, upon Landlord's request, Tenant shall deliver appropriate evidence of the accuracy of the foregoing representation.

        IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment of Lease as of the day and year first above written.

Signed, sealed and delivered            LANDLORD:

IN THE PRESENCE OF OR                   MEADOWLANDS ASSOCIATES
ATTESTED BY:                            By: ARC Meadowlands Associates,
                                            General Partner

                                        By: ARC Meadowlands, Inc.,
                                            General Partner



                                        By: /s/ Michael Futterman
----------------------------                ------------------------------
                                                Michael Futterman
                                                President


                                        TENANT:

                                        ALEXANDER & ALEXANDER
                                        CONSULTING GROUP, INC.

                                        By: /s/  D.L. Sedes
----------------------------                ------------------------------
Name:                                       Name: /s/  D.L. Sedes
      ----------------------                      ------------------------
         (Please Print)                                (Please Print)
Title: Corporate (Assistant)                Title: /s/ President & CEO
       Secretary                                   -----------------------
                                                       (Please Print)

        The undersigned hereby reaffirms and reacknowledges that the certain Guaranty dated October 7, 1986 from Alexander & Alexander Services, Inc. to Meadowlands Associates applies with equal force and effect to the Additional Space described herein.


                                        ALEXANDER & ALEXANDER SERVICES, INC.


                                        By: /s/ R.A. Kershaw
                                            --------------------------------

        The undersigned hereby reaffirms and reacknowledges that the certain Guaranty dated October 7, 1986 from Alexander & Alexander, Inc. to Meadowlands Associates applies with equal force and effect to the Additional Space described herein.


                                        ALEXANDER & ALEXANDER INC.


                                        By: /s/ R.A. Kershaw
                                            --------------------------------

                                     SCHEDULE A

                               (Additional Space Work)

        To be mutually agreed upon at a later date, based upon plans and specifications prepared by Tenant pursuant to Paragraph 8 hereof.

                                    SHORT TERM LEASE


The Landlord and Tenant agree that Tenant shall lease the Rental Space for the Term and at the Rent stated, as follows: (The words Landlord and Tenant include all landlords and all tenants under this Lease.)

Landlord:       MEADOWLANDS ASSOCIATES, a New Jersey limited partnership, having an office c/o Bellemead Management Co., Inc., Four Becker Farm
                Road, Roseland, New Jersey 07068

Tenant: ALEXANDER & ALEXANDER CONSULTING GROUP, INC., a New Jersey corporation, having an address at 125 Chubb Avenue, Lyndhurst, New Jersey 07071

Rental Space:   A portion of the fifth (5th) floor consisting of 8,500 rentable square feet, and more particularly shown on the Rental Plan annexed hereto as Exhibit A.

Building:       125 Chubb Avenue, Lyndhurst, New Jersey

Date of Lease:  As of January 1, 1994

Rent: The per annum base rent ("Rent" or "rent") for the Rental Space shall be ONE HUNDRED FIFTY SEVEN THOUSAND TWO HUNDRED FIFTY AND 00/100 DOLLARS ($157,250.00) payable in advance on the first
                (1st) day of each calendar month in equal monthly installments of THIRTEEN THOUSAND ONE HUNDRED FOUR AND 17/100 DOLLARS ($13,104.17).

Term: January 1, 1994 ("Beginning of the Term") - Termination Date (hereinafter defined in Section 30)

Security:       None

Broker: Tenant represents that no real estate broker is responsible for bringing about, or negotiating this Lease and that Tenant has not dealt with any other broker in connection with the Rental Space. In accordance with the foregoing representation, Tenant agrees to defend, indemnify and hold harmless Landlord, its affiliates and/or subsidiaries, partners and officers from any expense or liability (including attorney's fees) arising out of any claim for commission by any broker claiming or alleging to have acted on behalf of or to have dealt with Tenant.

Insurance:      Minimum amount:
                $1,000,000.00 for each person injured; $1,000,000.00 for any one accident; and $1,000,000.00 for property damage

Municipal Real
Estate Tax
Base Year:      N/A

Base Year:      N/A

Percent of
Increase:       N/A

Use of
Rental Space:   general, executive and administrative offices and for no other purpose.

 1.     POSSESSION AND USE

        The Landlord shall give possession of the Rental Space to the Tenant for the Term. The Tenant shall take possession of and use the Rental Space for the purpose stated above. The Tenant may not use the Rental Space for any other purpose without the written consent of the Landlord.

        The Tenant shall not allow the Rental Space to be used for any unlawful or hazardous purpose. The Tenant is satisfied that the Rental Space is zoned for the Use stated. Landlord shall obtain any necessary certificate of occupancy or other certificate permitting the Tenant to use the Rental Space for that Use.

        The Tenant shall not use the Rental Space in any manner that results in
(1) an increase in the rate of fire or liability insurance or (2) cancellation of any fire or liability insurance policy on the Rental Space. The Tenant shall comply with all requirements of the insurance companies insuring the Rental Space. The Tenant shall not abandon the Rental Space during the Term of this Lease or permit it to become vacant.

 2.     NO ASSIGNMENT OR SUBLETTING

        The Tenant may not do any of the following without the Landlord's written consent: (a) assign this lease (if the Tenant is a corporation, the sale of the majority of its common shares shall be treated as an assignment),
(b) sublet all or any part of the Rental Space or (c) permit any other person or business to use the Rental Space. Landlord may withhold consent at its sole discretion.

 3.     RENT AND ADDITIONAL RENT

        Tenant shall pay the rent to the Landlord at the Landlord's address. If the Tenant fails to comply with any agreement in this Lease, the Landlord may do so on behalf of the Tenant. The Landlord may charge the cost to comply, including attorney's fees, to the Tenant as "additional rent". The additional rent shall be due and payable upon Landlord's demand. Non-payment of additional rent shall give Landlord the same rights against the Tenant as if the Tenant failed to pay Rent.

 4.     SECURITY

        N/A

 5.     LIABILITY INSURANCE

        The Tenant shall obtain, pay for, and keep in effect for the benefit of the Landlord and the Tenant public liability insurance on the Rental Space in an amount no less than $1,000,000.00. The insurance company must be financially reputable in the sole judgment of Landlord. This coverage must be in the minimum amounts stated above.

        All policies shall state that the insurance company cannot cancel or refuse to renew without at least 30 days written notice to the Landlord.

        The Tenant shall deliver the original insurance policy or a certificate thereof to the Landlord with proof of payment of the first year's premium. This shall be done not less than 5 days before the Beginning of the Term. The Tenant shall deliver a renewal policy or a certificate thereof to the Landlord with proof of payment not less than 5 days before the expiration date each policy.

 6.     UNAVAILABILITY OF FIRE INSURANCE, RATE INCREASES

        If due to the Tenant's use of the Rental Space the Landlord cannot obtain fire insurance on the Building in an amount and form acceptable to the Landlord, the Landlord may cancel this Lease on 10 days notice to the Tenant. If due to the Tenant's use of the Rental Space the fire insurance rate is increased, the Tenant shall pay the increase in the premium to the Landlord on demand.

 7.     WATER DAMAGE

        The Landlord shall not be liable for any damage or injury to any person property caused by the leak or flow of water from or into any part of the Building.

 8.     LIABILITY OF LANDLORD AND TENANT

        The Landlord shall not be liable for injury or damage to any person or property unless it is due to the Landlord's willful misconduct or gross negligence. The Tenant shall defend the Landlord from and reimburse the Landlord for all liability and cost resulting from any injury or damage due to the act or neglect of the Tenant or the guests, including attorneys fees and expenses.

 9.     REAL ESTATE TAXES

        N/A

10.     ACCEPTANCE OF RENTAL SPACE

        The Tenant has inspected the Rental Space and agrees that the Rental Space is in satisfactory condition. The Tenant accepts the Rental Space "as is". Tenant acknowledges that neither Landlord nor any of its employees or agents has made any representation concerning the condition of the Rental Space.

11.     QUIET ENJOYMENT

        The Landlord has the right to enter into this Lease. If the Tenant complies with this Lease, the Landlord must provide the Tenant with undisturbed possession of the Rental Space, subject to any mortgage or ground leases.

12.     UTILITIES AND SERVICES

        There shall be no separate charge to Tenant for any utilities and service required for the Rental Space.

        The Landlord is not liable for any stoppage or reduction of utilities and services beyond the reasonable control of the Landlord. This does not excuse the Tenant from paying rent and additional rent.

13.     TENANT'S REPAIRS, MAINTENANCE AND COMPLIANCE

        The Tenant shall:

        (a) Promptly comply with all laws, orders, rules and requirements of governmental authorities, insurance carriers, board of fire underwriters, or similar groups.

        (b) Maintain the Rental Space and all equipment and fixtures in it in good repair and appearance.

        (c) Make all necessary repairs to the Rental Space and all equipment and fixtures in it.

        (d) Maintain the Rental Space in neat, clean, safe and sanitary condition free of all garbage.

        (e) Keep the walks, driveway, parking area, yard, entrances, hallways and stairs clean and free from trash and debris, snow and ice.

        (f) Use all electric, plumbing and other facilities in the Rental Space safely.

        (g) Use no more electricity than the wiring or feeders to the Rental Space can safely carry.

        (h)  Replace all broken glass in the Rental Space.

        (i) Do nothing to destroy, deface, damage or remove any part of the Rental Space.

        (j)  Keep no inflammable or dangerous things in the Rental Space.

        (k) Promptly notify the Landlord when there are conditions which need repair.

        (l) Do nothing to destroy the peace and quiet of the Landlord, other tenants, or persons in the neighborhood.

        The Tenant shall pay any expenses involved in complying with the above.

14      LANDLORD'S REPAIRS AND MAINTENANCE

        The Landlord shall:

        (a) Maintain the public areas, roof and exterior walls in good condition.

        (b) Make all structural repairs unless these repairs are made necessary by the act or neglect of the Tenant or the Tenant's employees, or their invitees.

        (c) Make necessary replacements of the plumbing, cooling, heating and electrical systems, except when made necessary by the act or neglect of the Tenant or the Tenant's employees, or their invitees.

        (d) Maintain the elevators in the Building, if any.

15.     NO ALTERATIONS

        The Tenant may not make any changes or additions to the Rental Space without the Landlord's written consent. Any changes or additions made without the Landlord's written consent shall be removed by the Tenant on demand. Landlord may withhold consent at its sole discretion.

        All changes or additions made with the Landlord's written consent shall become the property of the Landlord when completed and paid for by the Tenant. They shall remain as part of the Rental Space at the end of the Term. The Landlord may demand that the Tenant remove any changes or additions at the end of the Term. The Tenant shall promptly pay for all costs of any changes or additions. The Tenant shall not allow any mechanic's lien or other claim to be filed against the Building. If any lien or claim is filed against the Building, the Tenant shall have it promptly removed.

16.     SIGNS

        The Tenant shall obtain the Landlord's written consent before placing any sign on or about the Rental Space. Signs must conform with all applicable municipal ordinances and regulations. Landlord may withhold consent in its sole discretion.

17.     ACCESS TO RENTAL SPACE

        The Landlord shall have access to the Rental Space on reasonable oral or written notification to the Tenant to (a) inspect the Rental Space, (b) make necessary repairs, alterations or improvements, (c) supply services, and (d) show it to prospective buyers, mortgage lenders, contractors or insurers.

        The Landlord may show the Rental Space to rental applicants at reasonable hours on reasonable oral or written notification to the Tenant.

        The Landlord may enter the Rental Space at any time without notice to the Tenant in case of emergency.

18.     FIRE AND OTHER CASUALTY

        The Tenant is liable for the acts and neglect of the Tenant's employees, or their invitees.

        The Tenant shall notify the Landlord at once of any fire or other casualty in the Rental Space. The Tenant is not required to pay rent when the Rental Space is unusable. If part of the Rental Space can be used, the Tenant must pay rent prorata for the usable part. If the fire or other casualty is caused by the act or neglect of the Tenant, the Tenant shall pay for all repairs and all other damage.

        If the Rental Space is partially damaged by fire or other casualty without the act or neglect of the Tenant, the Landlord shall repair it as soon as possible. This includes the damage to the Rental Space and fixtures installed by the Landlord. The Landlord need not repair or replace anything installed by the Tenant.

        Either party may cancel this Lease if the Rental Space is so damaged by fire or other casualty that it cannot be repaired within 180 days. If the parties cannot agree, the opinion of a contractor chosen by the Landlord and the Tenant will be binding on both parties. The Tenant may not cancel this Lease if the fire or other casualty is caused by the act or neglect of the Tenant.

        This Lease shall end if the Rental Space is totally destroyed by fire or other casualty without the act or neglect of the Tenant. The Rent shall be paid to the date of destruction.

19.     EMINENT DOMAIN

        Eminent domain is the right of a government to lawfully condemn and take private property for public use. Fair value must be paid for the property. The taking occurs either by court order or by deed to the condemning party. If any part of the Rental Space is taken by eminent domain, either party may cancel this Lease on 30 days notice to the other. The entire payment for the taking shall belong to the Landlord. The Tenant shall make no claim for the value of the remaining part of the

Term.

20.     SUBORDINATION TO MORTGAGE

        In a foreclosure sale all mortgages or ground leases which now or in the future affect the Building have priority over this Lease. This means that the holder of a mortgage or ground lease may end this Lease on a foreclosure sale.

The Tenant shall sign all papers needed to give any mortgage or ground lease priority over this Lease. If the Tenant refuses, the Landlord may sign the papers on behalf of the Tenant.

21.     TENANT'S CERTIFICATE

        At the request of the Landlord, the Tenant shall sign a certificate stating that (a) this Lease has not been amended and is in effect, (b) the Landlord has fully performed all of the Landlord's agreements in this Lease, (c) the Tenant has no rights to the Rental Space except as stated in this Lease and
(d) the Tenant has paid all Rent to date. The Certificate shall also list all the property attached to the Rental Space owned by the Tenant.

22.     VIOLATION, EVICTION, RE-ENTRY AND DAMAGES

        If the Tenant violates any agreement in this Lease, the Landlord has the right to end this Lease and re-enter the Rental Space. If the Rental Space becomes vacant, empty or abandoned or if Tenant shall have removed all or substantially all of Tenant's property therefrom, the Landlord has the right to end this Lease and re-enter the Rental Space. This is done by eviction. The Landlord may also evict the Tenant for all other causes provided by law. Eviction is a court procedure to remove a tenant. It is started by the filing of a complaint in court and the service of a summons on a tenant to appear in court. After a court order of eviction and compliance with the warrant of removal, the Landlord may re-enter and take back possession of the Rental Space. If the cause for eviction is non-payment of additional rent, notice does not have to be given to the Tenant before the Landlord files a complaint. If there is any other cause to evict, the Landlord must give to the Tenant the notice required by law before the Landlord files a complaint.

        The Tenant is liable for all damages caused by the Tenant's violation of any agreement in this Lease. This includes lost future rents, attorney's fees and costs.

        After eviction the Tenant shall pay all rent due for the balance of the Term. If the Landlord re-rents the Rental Space for less than the Tenant's Rent, the Tenant shall pay the difference until the end of the Term. The Tenant shall not be entitled to any excess resulting from the re-renting. The Tenant shall also pay (a) all expenses incurred by the Landlord in preparing the Rental Space for re-renting and (b) commissions paid to a broker for obtaining a new tenant.

23.     NOTICES

        All notices given under this Lease must be in writing. Unless otherwise provided by law, they may be given by (a) personal delivery, or (b) certified mail, return receipt requested. Each party must accept the certified mail sent by the other. Notices shall be addressed to the Landlord at the address written at the beginning of this Lease and to the Tenant at the Rental Space.

24.     NO WAIVER

        The Landlord's failure to enforce an agreement in this Lease does not prevent the Landlord from enforcing the agreement as to any later violations.

25.     SURVIVAL

        If any agreement in this Lease is contrary to law, the rest of the Lease shall remain in effect.

26.     END OF TERM

        At the end of the Term the Tenant shall (a) leave the Rental Space clean, (b) remove all of the Tenant's property, (c) remove all signs and restore that portion of the Rental Space on which they were placed, (d) repair all damage caused by moving, and (e) return the Rental Space to the Landlord in the same condition as it was at the Beginning of the Term.

        If the Tenant leaves any property in the Rental Space, the Landlord may
(a) dispose of it and charge the Tenant for the cost of disposal, or (b) keep it as abandoned property.

27.     BINDING

        This Lease binds the Landlord and the Tenant and all parties who lawfully succeed to their rights or take their places.

28.     FULL AGREEMENT

        The parties have read this Lease. It contains their full agreement. It may not be changed except in writing signed by the Landlord and the Tenant.

29.     LIMITATION OF LANDLORD'S LIABILITY

        Notwithstanding anything to the contrary herein provided, each and every term, covenant, condition and provision of this Lease is hereby made specifically subject to the provisions of this Section 29. The term "Landlord" as used in this Lease means only the owner or lessor for the time being of the Building, so that in the event of any conveyance of such interest and the transfer to the transferee of any funds then being held under this Lease by such owner, Landlord shall be and hereby is entirely freed and relieved of any and all obligations of Landlord hereunder thereafter accruing, and it shall be deemed without further agreement between the parties and such grantee(s) that the grantee has assumed and agreed to observe and perform all obligations of Landlord hereunder. It is specifically understood and agreed that notwithstanding anything to the contrary herein provided or otherwise provided at law or in equity, there shall be absolutely no personal liability in excess of its interest in the Building to the Landlord or any successor in interest thereto (whether the same be an individual, firm or partnership, general, limited joint venture, tenancy in common, or otherwise) or on the part of the members of any firm, partnership or joint venture or any other unincorporated Landlord with respect to any of the terms, covenants and/or conditions of this Lease. In the event of a breach or default by Landlord, or any successor in interest, thereof, of any of its obligations under this Lease, Tenant shall look solely to the then landlord for the satisfaction of each and every remedy of Tenant, such exculpation of personal and additional liability which is in excess of such interest in the Building to be absolute and without any exception whatsoever.

30.     TERMINATION

        Tenant acknowledges and agrees that Landlord has entered into this Lease as an accommodation to Tenant in connection with Tenant's execution of a second amendment of lease for 17,862 rentable square feet of space on the fifth (5th) floor of the Building (the "Additional Space Lease Amendment"). The term of this Lease shall end ("Termination Date") on the earlier of (i) July 1, 1994 or (ii) the date designated as the Additional Space Commencement Date (as such term is defined in the Additional Space Lease Amendment). Tenant shall vacate and surrender the Rental Space on or before the Termination Date in accordance with
Section 26 of this Lease.

31.     SURRENDER

        Tenant acknowledges that time is of the essence with respect to Tenant's surrender, vacating, and removal from the Rental Space on or before the Termination Date. Tenant shall be liable for all damages, costs and expenses, including but not limited to attorney's fees, court costs and disbursements in settlement, at trial and on appeal, incurred or suffered by Landlord as a result of Tenant's failure to surrender, vacate and remove from the Rental Space on or before the Termination Date. Nothing contained in this Section 31 should in any way be deemed or construed to limit Landlord's rights pursuant to Section 22 of the Lease.

32.     FAILURE TO GIVE POSSESSION

        If Landlord is unable to gain possession of the Rental Space at Beginning of the Term because of holding-over or retention of possession any tenant, undertenant or occupants because of the fact that a certificate occupancy has not been procured or for other reason, Landlord shall not be subject to any liability for failure to gain possession on the Beginning of the Term the validity of the Lease shall not be impaired under such circumstances, nor should the same be construed in any wise to extend the Term of this Lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Landlord's inability to obtain possession) until after Landlord shall have given Tenant written notice that the Rental Space is substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the Rental Space or to occupy premises other than the Rental Space prior to the Beginning of the Term, Tenant covenants and agrees that such occupancy shall be deemed to under all the terms, covenants, conditions and provisions of this Lease.

        IN WITNESS WHEREOF, Landlord has signed this Lease and Tenant by its proper corporate officers, has signed this Lease as of the 28th day of December, 1993.

ATTESTED BY:                               Landlord:
                                           MEADOWLANDS ASSOCIATES
                                           By: ARC Meadowlands Associates,
                                               General Partner
                                           By: ARC Meadowlands, Inc.,
                                               General Partner

                                           By: /s/  Michael Futterman
----------------------------                   ----------------------------
                                               Michael Futterman, President

ATTESTED BY:                               Tenant:

                                           ALEXANDER & ALEXANDER CONSULTING
                                           GROUP, INC.


                                           By: /s/  D.L. Secles
----------------------------                   ----------------------------
Name:                                          Name: D.L. Secles
     -----------------------                         ----------------------
     (Please Print)                                  (Please Print)
Title: Corporate (Assistant)                   Title: President & CEO
      Secretary                                       ---------------------
                                                         (Please Print)

                                  Exhibit "A"

                                  Rental Plan

                                      EXHIBIT A

                            STANDARD FORM OF OFFICE LEASE

AGREEMENTS OF LEASE, made as of this 7th day of October     , 1986, between
MEADOWLANDS ASSOCIATES, a New Jersey limited partnership, having an office c/o Bellemead Management Co., Inc., 4 Becker Farm Road, Roseland, New Jersey 07068 (the "Landlord"), and ALEXANDER & ALEXANDER CONSULTING GROUP INC., a New Jersey corporation, having an address at 22-08 Route 208, Fairlawn, New Jersey 07410 (the "Tenant").

WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the entire north wing of the second floor and the entire north wing of the fifth floor of a certain office building located at 125 Chubb Avenue, Lyndhurst, New Jersey (the second floor space and the fifth floor space, collectively, the "Premises" or "Demised Premises"), more particularly shown upon the scaled Rental Plan annexed hereto and made a part thereof as Exhibit "A", for a term commencing and terminating as set forth in Article 37 of the Rider to Lease.

        The minimum rent (the "Minimum Rent") for the Premises shall be payable on the first day of each calendar month during the term of this lease as follows:

        A. During the period commencing on the Commencement Date (as defined in Article 37 below) and ending on the date immediately preceding the fifth anniversary of the Commencement Date, Minimum Rent shall be One Million Two Hundred Forty-one Thousand Seven Hundred Two Dollars ($1,241,702.00) per annum, payable in equal monthly installments of One Hundreds Three Thousand Four Hundred Seventy-five Dollars and Seventeen Cents ($103,475.17) in advance on the first day of each calendar month.

        B. During the period commencing on the fifth anniversary of the Commencement Date and ending on the date immediately preceding the tenth anniversary of the Commencement Date, Minimum Rent shall be One Million Five Hundred Fifty-two Thousand One Hundred Twenty-seven Dollars and Fifty Cents ($1,552,127.50) per annum, payable in equal monthly installments of One Hundred Twenty-nine Thousand Three Hundred Forty-three Dollars and Ninety-six Cents ($129,343.96) in advance on the first day of each calendar month.

        C. During the period commencing on the tenth anniversary of the Commencement Date and ending on the Termination Date (as defined in Article 37 below), Minimum Rent shall be the greater of (i) Market Rent, to be determined as set forth in Section 60.1(b), below (except that, for purposes of this rent period, the Determination Date for the Market Rent shall be 180 days prior to the tenth anniversary of the Commencement Date, rather than 180 days prior to the expiration of the Initial Term) or (ii) the Adjusted Minimum Rent as of the date immediately preceding the tenth anniversary of the Commencement Date including any increase in Taxes or Building Operating Costs for the calendar year in which this rent period commences which have not yet been factored into Adjusted Minimum Rent.

        Rent for any partial month at the commencement or termination of the term of this Lease shall be appropriately prorated.

        Installments of Minimum Rent payable hereunder shall be paid at the office of Landlord or at such other place as Landlord may designate from time to time by written notice to Tenant hereunder.

        The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

REAL OCCUPANCY

        1. Tenant shall pay the rent as above and as hereinafter provided.

        2. Tenant shall use and occupy demised premises for executive, sales and administrative offices, including accessory computer space and for no other purpose.

ALTERATIONS:

        1. Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant at Tenant's expenses, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or machanics first approved by Landlord. All fixtures and all panalling, partitions, ceilling and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abondoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law.

REPAIRS

        4. Landlord shall maintain and repair the public portions of the building, both exterior and interior. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damages from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant. Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expenses, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant. Tenant's servants, agents, employers, invitees or licensees as aforesaid. Except as specifically provided by Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord. Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

                               Window Cleanings

5. Tenant will not clean, nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of any law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.


              Requirements of Law, Fire Insurance, Floor Loades

6. Prior to the commencement of the lease term. If Tenant is then in possession, and at all times thereafter. Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer
pursuant to law, and all orders, rules and regulations of the       Board of
Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the law). Nothing herein shall require Tenant to make structural repairs or alterations until Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies or insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fees, penalties, or damages, which may be imposed upon Landlord by reason of such failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, the Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premises thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make-up" of rate for the building or demised premises issued by any body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense, its settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

[This portion illegible]


7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying leases or by any mortgages, affecting any leases or the real property of which the demised premises are a part. In confirmation of such subordination. Tenant shall execute promptly any certificate that Landlord may request.


See Paragraph 63 "Rider to Lease"

LOSS, DAMAGES, REIMBURSEMENT, INDEMNITY

8. Landlord or its agents shall not be liable for any damages to property of Tenant or of others entrusted to employers of the building, nor for loss of or damages to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employers; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts. Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with all laws and regulations applicable thereto and shall be done during such hours as Landlord may designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant. Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant. Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Landlord by reason of any such claim. Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld

[Rider to be added if necessary]

                     DESTRUCTION, FIRE AND OTHER CASUALTY:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restorations by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenant's occupancy. (c) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasers insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same.

SEE PARAGRAPH 51 "RIDER TO LEASE"

EMINENT DOMAIN

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting is such proceeding and Tenant shall have no claim for the value of any unexpected term of said leases.

ASSIGNMENT MORTGAGE ETC.

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor under???, or suffer or permit the demised properties or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be under??? or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underwriting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to as assignment or underletting shall not in any ways be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting

SEE PARAGRAPH 48 "RIDER TO LEASE"

ELECTRIC CURRENT

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Landlord's opinion, reasonable exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Landlord or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain

SEE PARAGRAPH 40 "RIDER TO LEASE"

ACCESS TO PREMISES

13. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this license, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement or rent while such work is in progress not to any damages by reason of loss or interruption of business or otherwise. Throughout the terms hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purposes of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit so remain thereon without molestation. If Tenant is not present to open and permit as entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenants's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Landlord may immediately enter, alter, renovate or redecorate the demised premises without) limitations or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same consisting an eviction and without incurring liability to Tenant therefor to changes the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, member or demag??? by which the building may be known.

                            CERTIFICATE OF OCCUPANCY

        15. Tenant will not at any time live or occupy the detached premises in violation of the certificates of occupancy issued for the building of which the damaged premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders announced hereto with respect to Landlord's work. If any in any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject as violations whether or not of record.

                                   BANKRUPTCY

        16. (a) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any sextets, an petition in bankruptcy or insolvency or for reorganization or for the apportionment of a receiver or trustee of all or a portion of Tenant's property and within 60 days thereof. Tenant fails to secure a dismissal thereof, or if Tenant make an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by written notice to the Tenant (but if any of such xxxxx occur prior to the commencement xxxx, this lease shall be ipso facto cancelled and incriminated) and whether such cancellation and termination occur prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the premises determined but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and xxxxxxx Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any xxxxxx or rule of law, may xxxxx as liquidated damages, any rent, security deposit or xxxxxx received by him from Tenant or others on behalf of Tenant. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in that lease.

        (b) It is stipulated and agreed that in the event of the termination of this lease pertinent to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable retail values of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the day of termination and the fair and reasonable rental value of the demised premises for the period for which such instalment was payable shall be discontinued to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises to re-let during the term of the reletting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time where, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

                                    DEFAULT

        17. (l) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent or if the demised premises become vacant or deserted: or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents employees or invitees: or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant: or if Tenant shall make default with respect to any other lease between Landlord and Tenant: or if Tenant shall fail to move into or take possession of the premises within fifteeen (15) days after the commencement of the term of this lease, of which fact Landlord shall be the sole judge; then, in any one or more of such events upon Landlord serving a written 4 days notice upon Tenant specifying the nature of said default and upon the expiration of said 4 days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said 4 day period, and if Tenant shall not have diligently commenced during such default within such 4 day period and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default then
Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

        (2) If the notice provided for in (l) hereof shall have been given and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required 5 then and in any of such events Landlord may without notice, re-enter the demised premises either by force or otherwise and dispossess Tenant by summary proceedings or otherwise and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease. Landlord may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF LANDLORD AND WAIVER OF REDEMPTIONS:

        18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise. (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or pricing the demand premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in the lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained pay deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the desired premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may face in connection with re-letting, such as legal expenses, attorneys' fees, brokerages, advertising and for keeping the demised premises in good order or for preparing the sums for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the first day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in pricing the demised premises in good order or preparing the same for renewal may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, commences advisable and summary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to conflict the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of liquidation and the right to invoke any remedy allowed by law or in equity as if re-entry, summary proceedings and other remedies were not being provided for, mention in this lease of any particular remedy, shall not practice Landlord from any other remedy, in law or in equity. Tenant hereby expressively waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any causes, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and additions of this lease, or otherwise.

FEES AND EXPENSES:

        19. If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, them, unless otherwise provided elsewhere in this lease, landlord may immediately or at any time thereafter and without notice perform the obligation of tenant thereunder, and if landlord, in connection therewith or in connection with any default by tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, protesting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by tenant to landlord within 6 days of recondition of any bill statement to tenant therefore, and is tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.

NO REPRESENTATION BY LANDLORD:

        20. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses except as herein expressly set forth and no rights, easement of licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this leases. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building ow which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties herein are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to changes, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the changes, modification, discharge or abandonment is sought.

END OF TERM:

        21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the semised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any removal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

        22. Landlord covenants and agrees with Tenant that upon Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this leases xxxxxding, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages herein before mentioned.

FAILURE TO GIVE POSSESSION:

        23. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason. Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the leases shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent.

NO WAIVERS:

        24. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby described shall be deemed as acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

        25. It is mutually agreed by and between landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personnel injury or property damage) on any matters whatsoever arising out of or is any way connected with this lease, the relationship of Landlord and Tenant. Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

LIABILITY TO PERFORM:

         26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall is no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles of any cause, including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLING AND NOTICES

27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or the required to give to Tenant, shall be deemed sufficiently given or rendered if in writing.

as sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last know residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

SERVICES PROVIDED BY LANDLORD--WATER, ELEVATORS, HEAT,
CLEANING, AIR CONDITIONING

28. As long as Tenant is not in default under any of the covenants of this lease. Landlord shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times: (b) heat to the demised premises when and as required by law, on business days from 8. a.m. to 6 p.m.*


(c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Landlord shall be the sole judges). Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bill are rendered, and on Tenant's default in making such payment. Landlord may pay such charges and collect the same from Tenant. Such a matter shall also be installed and maintained at Tenant's expenses if required by Law or Governmental Order. Tenant, if a water meter is so installed, convenants and agrees to pay its proportionate share of the sewer rent and all other rents and charges which are now or hereafter assessed, imposed or may become a lien on the demised premises or the reality of which they are a part: (d) cleaning service for the demised premises on business days at Landlord's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter said premises or the building of which they are a part (or such purposes. Tenant shall pay Landlord the cost of removal of any of Tenant's refuse and rubbish from the building. (e) RIDER to be added in respect to rates and conditions for air condition's cooling and ventilation if the entire building in which the demised premises is located is serviced by a central air conditioning/cooling and ventilating system. If applicable air condition/cooling will be furnished from March 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sunday's or on holidays.


Landlord will furnish the name at Tenant's expense (f) Landlord shall have no responsibility or liability for failure to supply the services agreed to herein. Landlord reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services,if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or demurable?? in the judgement of Landlord for as long as may be reasonably required by reason thereof or by reasons of strikes, accidents, laws, order or regulations or any other reason beyond the control of Landlord. If the building of which the demised premises are a part supplies manually-operated elevator services, Landlord at any time may sub???/? automatic-control elevator services and upon ten days' written notice to Tenant, proposed with alterations necessary therefor without in any ways affecting this leasee or the obligations of Tenant hereunder. The name shall be done with a minimum of inconvenience to Tenant and Landlord shall ????? the alteration which due diligence.

SEE PARAGRAPH 39 "RIDER TO LEASE"

        33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEDUCTIONS:

        34. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares of merchandise, of any kind or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar puporses or for manufacturing. The term "Landlord" as used in this lease means only the owner of the mortgage in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the partners of their successors in interest, or between the partners and the purchaser, at any such sale, or the said leasee of the building, or of the land and building, that the purchaser or the leasee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord, hereunder. The words "reenter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 28 hereof). Sundays and all days set forth on Exhibit "E".

ADJACENT EXCAVATED SHXXXINGS:

        31. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made. Tenant shall afford to the person causing or authorized to cause such excavation, licensee to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or internality against Landlord, or diminution or abatement of rent.

RULES AND REGULATIONS:

        32. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the name shall be assured by service of a notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the xxxxx by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY:

        33.  Tenant has deposited with Landlord the sum of $         as security
for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease: it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent. Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendor or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord not its successors or assigns shall be bound by any such assignment, encumbrances, attempted assignment or attempted encumbrances.

SUCCESSORS AND ASSIGNEES

        34. The covenants, conditions and agreements contained in this lease shall bind and insure to the benefit of Landlord and Tenant and their respective heirs, distributes, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

        35. This Lease consists of this Printed Portion containing Articles 1-35 and each of the following attached hereto and made a part hereof: (a) Addendum to Printed Portion of Lease; (b) Rider to Lease; and (c) the following exhibits: Exhibit A (Rental Plan), Exhibit B (Work Letter), Exhibit C (Legal Description - Site Plan), Exhibit D (Cleaning Service rider) and Exhibit E (Legal Holidays).

        IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this Lease on the day year first above written.


                                       LANDLORD: MEADOWLANDS ASSOCIATES

                                       By: ARC Meadowlands Associates,
                                           General Partner

                                       By: ARC Meadowlands, Inc.,
                                           General Partner


                                        ----------------------------------------
                                        Michael A. Futterman, President


                                        TENANT: ALEXANDER & ALEXANDER CONSULTING
                                                GROUP INC.

                                        By:
                                            ------------------------------------
                                            Title: Vice President

                            IMPORTANT -- PLEASE READ

                     RULES AND REGULATIONS ATTACHED TO AND
                           MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 32




        (REST OF COPY IS ILLEGIBLE)






 *Notwithstanding the above, Tenant shall be permitted to bring on to the demised premises bottled drinking water.

**Or the Tenant.

                        ADDENDUM TO PRINTED PORTION OF LEASES

                               Dated: October 7, 1986

LANDLORD:       MEADOWLANDS ASSOCIATES

TENANT:         ALEXANDER & ALEXANDER CONSULTING GROUP INC.

PREMISES:       125 Chubb Avenue
                Lyndhurst, New Jersey 07071
                The entire north wing of the second
                (2nd) and fifth (5th) floors

        The paragraphs of the Printed Portion of the Lease listed below are amended as follows where indicated by the corresponding footnotes set forth in the body of the Printed Portion:

Paragraph 6., Requirements of Law, etc.:

1. to correct any violations which have been caused by tenants previously occupying the Demised Premises, or

Paragraph 8., Property - Loss, Damage, etc.:

2. In the event Tenant shall notify Landlord and the appropriate governmental authority of an illegal and dangerous condition existing in the Building and Landlord shall not correct or cause to be corrected such condition within thirty (30) days following such notice, Tenant shall not be liable for damages resulting from claims brought for any injuries arising from such condition, provided such condition shall not have resulted, in whole or in part, from the acts or omissions of Tenant.

Paragraph 9., Destruction, etc.:

3. Tenant shall have the option of terminating this Lease upon thirty (30) days written notice to Landlord in the event Landlord shall not have substantially completed restoration of the Demised Premises as of a date which is 90 days after such fire or casualty destroys 25% or less of the Demised Premises, provided Tenant submits such notice to Landlord on or prior to a date which is 120 days after such fire or casualty, but if such fire or casualty destroys more than 25% of the Demised Premises, Landlord shall have 180 days to restore the Demised Premises. Tenant's right to terminate the Lease upon Landlord's failure to repair in the event of a destruction in excess of 25% shall require Tenant's notice to Landlord within 210 days after such fire or casualty.

Paragraph 17., Default:

4.      thirty (30)

5. except that in the event of default in the payment of rent or additional rent, Landlord shall, not more than one (1) time in any Operating Year, give Tenant a ten (10) day notice of such default and Tenant shall have five (5) days to cure such default.

Paragraph 19., Fees and Expenses:

6.      fifteen (15)

Paragraph 26., Inability to Perform:

7.      beyond Landlord's reasonable control.

Paragraph 27., Bills and Notices:

8.      or by overnight courier or United States Postal Service Express Mail.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to the Printed Portion of the Lease as of the day and year above written.

                                        LANDLORD:

                                        MEADOWLANDS ASSOCIATES

                                        By: ARC Meadowlands Associates,
                                             General Partner

                                        By: ARC Meadowlands, Inc.
                                             General Partner



                                        By: /s/ Michael A. Fitterman
                                           ----------------------------------
                                           Michael A. Fitterman, President


                                        TENANT:

                                        ALEXANDER & ALEXANDER
                                          CONSULTING GROUP INC.


                                        By: /s/ [ILLEGIBLE SIGNATURE]
                                           ---------------------------------
                                           Vice President          Title.
                                           Alexander & Alexander Inc.

                               TABLE OF CONTENTS
                               FOR RIDER TO LEASE

ARTICLE                                                                 Page
-------                                                                 ----

36. DEFINITIONS; DEMISED PREMISES;
    ADJUSTED MINIMUM RENT..............................................   1

37. COMMENCEMENT OF TERM; ESTIMATED
    COMMENCEMENT DATE; COMMENCEMENT DATE AND
    TERMINATION DATE; RENT COMMENCEMENT DATE...........................   5

38. LANDLORD'S WORK; LANDLORD'S WORK LETTER............................   6

39. HEATING, AIR-CONDITIONING AND VENTIL-
    ATION; LEGAL HOLIDAYS; "AFTER HOURS"...............................   6

40. ELECTRIC CURRENT...................................................   7

41. LIABILITY INSURANCE................................................   7

42. FIRE INSURANCE - WAIVER OF SUBROGATION.............................   7

43. PARKING FACILITIES.................................................   8

44. ACCESS AND COMMON AREAS............................................   8

45. INTENTIONALLY DELETED..............................................   8

46. BROKER.............................................................   8

47. CLEANING SERVICES..................................................   9

48. ASSIGNMENT AND SUBLETTING..........................................   9

49. TENANT'S COOPERATION; REASONABLE
    MODIFICATIONS; ESTOPPEL CERTIFICATE................................  14

50. LIMITATION OF LIABILITY
    DEFINITION OF LANDLORD.............................................  14

51. STATUTORY WAIVER...................................................  15

52. CORPORATE AUTHORITY................................................  15

53. PERSONAL PROPERTY TAXES............................................  15

54. BUILDING CHANGES...................................................  15

55. HOLDING OVER.......................................................  16

56. RESTRICTIVE COVENANT - FOOD SERVICE................................  16

57. NOTICES............................................................  16

58. SEVERABILITY OF PROVISIONS.........................................  17

59. NO OFFER OR AGREEMENT..............................................  17

60. RENEWAL OPTION.....................................................  18

61. TENANT'S SPECIAL SECURITY..........................................  20

62. CROSS DEFAULT......................................................  20

63. SUBORDINATION, NON-DISTURBANCE
    AND ATTORNMENT.....................................................  20

64. RATIFICATION.......................................................  22
    SIGNATURE PAGE.....................................................  22

                                   RIDER TO LEASE


        In the event of any inconsistency between the provisions of this typed Rider and those contained in the printed portion of the lease to which this Rider is annexed, the provisions of this typed Rider shall govern and be binding.

        Dated: October 7, 1986

LANDLORD:  MEADOWLANDS ASSOCIATES

TENANT:    ALEXANDER & ALEXANDER CONSULTING GROUP INC.

PREMISES:  The entire north wing of the second (2nd) and fifth (5th) floors
           1251 Chubb Avenue
           Lyndhurst, New Jersey

        36. DEFINITIONS; DEMISED PREMISES;
            ADJUSTED MINIMUM RENT

        36.1 Definitions. For purposes of this Article, the following terms shall have the meanings set forth below:

        (1) Assessed Valuation shall mean the assessed valuation of the Real Estate for the First Tax Year, as such assessed valuation is or may be ultimately determined by final administrative or judicial proceedings, or by abatement by an appropriate taxing authority;

        (2) Base Tax Rate shall mean the real estate tax rate in effect on the date of this Lease;

        (3) First Operating Year shall mean the calendar year ending December 31, 1987. Operating Year shall mean any calendar year thereafter;

        (4) First Tax Year shall mean the calendar year ending December 31, 1987. Tax Year shall mean any calendar year thereafter;

        (5) Land shall mean the land described in Exhibit C to this Lease;

        (6) Occupancy Percentage shall mean the percentage of Tenant's occupancy of the entire Building;

        (7) Real Estate Tax Base shall mean the amount determined by multiplying the Assessed Valuation by the Base Tax Rate;

        (8) Taxes shall mean all real estate taxes, charges and assessments imposed upon the Land, Building and other improvements thereon (collectively, the "Real Estate"). If and to the extent that due to change in the method of taxation or assessment, any franchise, capital stock, capital gains, rent, income, profit or any other tax or charge shall be substituted in whole or in part for the current ad valorem Taxes now or hereafter imposed upon the Real Estate, such franchise, capital stock, capital gains, rent, income, profit or other tax or charge shall be deemed included in the term "Taxes" for the purposes of this Article;

        36.2 The Demised Premises shall be deemed to contain a total floor area of 56,441 square feet and the building of which the Demised Premises form a part ("Building") shall be deemed to contain a total floor area of 278,456 square feet. Tenant's Occupancy Percentage shall be 20.27 percent.

        36.3 Adjusted Minimum Rent shall mean the Minimum Rent as increased in accordance with this Article to reflect any increase in Taxes and Building Operating Costs. Tenant shall pay such increases as additional rent as hereinafter provided.

        36.4 Taxes. (1) If the Taxes for any Tax Year during the term of this Lease shall be greater than the Real Estate Tax Base, then Tenant shall pay to Landlord, as additional rent, an amount equal to the Occupancy Percentage of such excess.

        (2) Upon the issuance by the respective taxing authorities having jurisdiction over the Real Estate of a bill or bills for the Taxes imposed upon the Real Estate for the First Tax Year, Landlord shall submit a copy of such bill or bills to Tenant. Thereafter, on or about each anniversary of said date, Landlord shall submit to Tenant a copy of the latest tax bill or bills for the Taxes for each subsequent Tax Year indicating each change in the Taxes and the effective date of such change together with a statement (the "Tax Statement") which shall indicate the amount, if any, required to be paid by Tenant as additional rent. Within 30 days after the issuance of the Tax Statement, Tenant shall pay the additional rent as set forth therein. Any payments due pursuant to this Article for a period of less than a full Tax Year, either at the commencement or at the end of the term of this Lease, shall be ratably apportioned.

        (3) If, at any time after the execution of this Lease, the taxing jurisdiction in which the Real Estate is located should change its method of valuating the Real Estate for the First Tax Year as part of a general revaluation program ("Revaluation"), then, the provisions of Sections 36.1(2) and 36.1(1) above notwithstanding, for purposes of computing the Real Estate Tax Base pursuant to Section 36.1(7) Landlord may, at its option, use one of the following methods:

                (a) The Assessed Valuation shall be the amount for which the Real Estate would have been assessed for the First Tax Year if there had been no Revaluation, and the Base Tax Rate shall be as defined in
        Section 36.1(2) above, or

                (b) The Assessed Valuation shall be the actual amount assessed, and the Base Tax Rate shall be the real estate tax rate as subsequently reduced by the taxing jurisdiction in connection with the Revaluation.

        Landlord shall inform the Tenant as to which of the above two methods Landlord has elected at such time as Landlord submits the Tax Statement to Tenant.

        36.5 Building Operating Costs. (1) Tenant hereby agrees that for each Operating Year during the Term of this Lease for which the total Building Operating Costs (as hereinafter defined) shall exceed the Building Operating Costs for the First Operating Year, Tenant shall pay to Landlord, as additional rent, an amount equal to the Occupancy Percentage of such excess within 30 days after presentation of Landlord's statement (the "Operating

Statement") therefor. Landlord shall present its Operating Statement within 90 days after the commencement of each such Operating Year ("Billing Date"). Tenant shall thereafter, for the balance of that Operating Year and for that portion of the next Operating Year until the Billing Date during such year, make monthly payments of 1/12th of such increase to reflect the change as at the Billing Date, which amounts shall be credited for the account of Tenant against the annual payment due on the succeeding Billing Date. The Operating Statement shall indicate (i) the initial additional amount required to be paid by Tenant as additional rent as in this Article provided; (ii) the Tenant's new Adjusted Minimum Rent; and (iii) the manner in which such adjustment is computed.

        (2) The "Building Operating Costs" shall include each and every expense incurred in connection with the ownership, administration, management, operation and maintenance of the Real Estate, including but not limited to, wages, salaries and fees paid to persons either employed by Landlord or engaged as independent contractors in the operation of the Real Estate, and such other typical items of expense as indicated below. All such costs shall be reflected on a comparative statement (the "Statement") which shall be exhibited to the Tenant upon request. Building Operating Costs shall exclude capital expenditures except those which are required by law or which directly reduce or eliminate other Building Operating Costs.

        (3) The expenses referred to in this Article shall be determined in accordance with sound accounting principles and each Statement furnished shall be certified by Landlord as true and correct. Tenant or its representatives shall have the right, at its own expense, upon reasonable notice and during reasonable hours, to inspect the books of Landlord for the purpose of verifying the information contained in any Statement, provided prior written request for such inspection shall be made by Tenant within ten days after receipt of such Statement.

        (4) Some of the typical items of expense which comprise or may comprise the Building Operating Costs and to be included in the Statement are or may be: (a) General repairs and maintenance; (b) utility costs, including but not limited to, cost of electricity to power HVAC units serving the entire Building (both tenant and common areas), cost of oil or other fuel required to heat the entire Building, cost of electricity to light the common areas; (c) cleaning costs, including but not limited to, window cleaning, general interior office cleaning, cleaning of common areas; (d) service contracts, including but not limited to, contracts for elevator service, HVAC service, rubbish removal, carting, janitorial and watchman services and snow removal; (e) costs of landscaping; (f) cost of insurance; (g) fees and/or salaries of superintendents, engineers, custodians; and (h) towel service for common lavatories.

        (5) Anything to the contrary contained in this Article 36 notwithstanding, if the average occupancy of the Building is less than ninety-five (95%) percent during the First Operating Year, then Landlord shall make a determination ("Landlord's Determination") of what the Building Operating Costs for such year would have been if during the entire year the average tenant occupancy of the Building were ninety-five (95%) percent and shall notify Tenant of Landlord's Determination within ninety (90) days following the last day of the First Operating Year. Landlord's Determination, unless otherwise objected to by Tenant in writing within 30 days after receipt of Landlord's Determination, shall be binding and conclusive upon Tenant and shall for all purposes of this Lease be deemed to be the Building Operating Costs for the First Operating Year. In the event Tenant timely objects to Landlord's determination, representatives appointed by Landlord and Tenant shall mutually agree upon the determination. If such representatives are unable to agree within fifteen (15) days following the date upon which Tenant objects to Landlord's Determination, the matter shall be submitted to arbitration before the Newark office of the American Arbitration Association, the cost of such arbitration to be shared equally by the parties. Thereafter, if for any subsequent Lease year the average tenant occupancy of the Building is below ninety-five (95%), the Building Operating Costs for any such year shall be adjusted by Landlord to the amount that such Building Operating Costs would have been if the average tenant occupancy during that year had been ninety-five (95%) percent.

        36.6 If, pursuant to any Tax Statement or Operating Statement showing Taxes or Building Operating Costs for any year subsequent to the First Tax Year or First Operating Year, respectively, there shall be an additional amount payable or a refund due with respect to Taxes and/or Building Operating Costs for the periods covered by such statement(s), the amount payable by the Tenant to the Landlord as additional rent or the amount due to the Tenant as a refund, shall be calculated and paid accordingly. If such calculation takes place and/or any payment in connection therewith becomes payable after the expiration of the term of this Lease, this provision shall be deemed to have survived such expiration. However, it is agreed by the parties that any refund shall not in any way operate to reduce the Minimum Rent.

        36.7 Any increase in additional rent under this Article shall be prorated for the final Operating Year if such Operating Year covers a period of less than twelve (12) full months. Tenant's obligation to pay prorated additional rent under this Article for the final Operating Year shall survive the expiration of the term of this Lease.

        36.8 In the event that the payment of any sum required to be paid by Tenant to Landlord under this Lease (including, without limiting the generality of the foregoing, Minimum Rent, Adjusted Minimum Rent, or payment made by Landlord under any provision of this Lease for which Landlord is entitled to reimbursement by Tenant) shall become overdue for 15 days beyond the date on which they are due and payable as provided in this Lease, then a delinquency service charge equal to four percent of the amount overdue shall become immediately due and payable to Landlord as liquidated damages for Tenants' failure to make prompt payment. Further, such delinquency service charge shall be payable on the first day of the month next succeeding the month during which such late charges become payable as additional rent. In the event of nonpayment of any delinquency service charges and interest provided for above, Landlord shall have, in addition to all other rights and remedies, all the rights and remedies provided for herein and by law in the case of nonpayment of rent. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligations to pay late charges shall constitute a waiver by Landlord of its rights to enforce the provisions of this Section 36.8 in any instance thereafter occurring. The provisions of this Section 36.8 shall not be construed in any way to extend any notice period provided for in this Lease.

        37. COMMENCEMENT OF TERM; ESTIMATED
            COMMENCEMENT DATE; COMMENCEMENT
            DATE AND TERMINATION DATE; RENT
            COMMENCING DATE
            --------------------------------------

        37.1 The parties intend that the Lease shall commence on December 1, 1986 (the "Estimated Commencement Date"). Notwithstanding the above, the commencement date ("Commencement Date") as defined, fixed and ascertained in this Article shall be the date upon which the work required to be performed by the Landlord pursuant to the Work Letter attached hereto as Exhibit "B" (the "Work"), shall be substantially completed. The Work shall be deemed to be substantially completed ("Substantial Completion") for all purposes hereunder, on the earlier of the date upon which:

        A. (i) Landlord has procured a permanent Certificate of Occupancy, permitting occupancy of the Demised Premises by the Tenant; and (ii) the Landlord's architects or Tenant's consulting professional shall have certified that Landlord has substantially performed the Work. Substantial Completion shall be deemed to have occurred even though minor details of work remain to be done, provided such details do not materially interfere with the Tenant's use of the Demised Premises,

                                         or

        B. Tenant shall have taken possession of all or any part of the demised Premises. (Tenant shall not be deemed to have taken possession for purposes of this subsection of Tenant, with Landlord's prior consent, has relocated minor supply items to the Demised Premises prior to substantial completion as defined in "A", above),

                                         or

        C. May 1, 1987.

        37.2 On or after determination of the Commencement Date as above provided, Landlord shall deliver to Tenant a notice ("Commencement Date Notice") fixing the Commencement Date and termination date which shall be a date fifteen
(15) years after the Commencement Date ("Termination Date").

        37.3 The date upon which Tenant's obligation for the payment of the Minimum Rent hereunder shall commence ("Rent Commencement Date") shall be deemed to be the Commencement Date.

        37.4 If, prior to the Commencement Date, Tenant shall enter the Demised Premises to make any installations of its equipment, fixtures and furnishings, Landlord shall have no liability or obligation for the care or preservation of Tenant's property.

        37.5 Landlord agrees to provide access to the telephone company during the course of construction, to permit Tenant's installations of the telephones. However, the parties agree that the failure of the telephone company to complete the telephone installation and to provide service shall not delay or defer the determination of the Commencement Date or the Rent Commencement Date and the obligation of tenant to pay rent therefrom. Landlord represents that the Building is properly constructed to accommodate the installation of standard telephone equipment.

        37.6 Anything contained in this Article 37 to the contrary notwithstanding, if for any reason the Premises are not ready for occupancy on the Estimated Commencement Date, this Lease shall nevertheless continue in full force and effect; the Commencement Date shall be postponed until substantial completion has occurred and the Rent Commencement Date shall be postponed for a like number of days. The Termination Date shall be adjusted to provide the full term set forth in Section 37.2 hereinabove.

     38. LANDLORD'S WORK; LANDLORD'S WORK LETTER

     38.1 Annexed hereto as Exhibit "B" and made a part hereof is Landlord's work letter (the "Work Letter"). Tenant agrees that it shall either approve Landlord's drawings or provide to Landlord for the approval and acceptance of Landlord on or before the 8th day of October, 1986, such information as required by Landlord for Landlord to prepare drawings for Tenant's layout, partitioning, electrical, reflecting ceiling and other installations. Landlord shall furnish and install in accordance with such drawings, so much of the work required by Tenant by the above drawings as allowed by Landlord's Work Letter at no additional cost to Tenant. To the extent Tenant's drawings require work, the cost of which is not contemplated by the Work Letter, such work ("Extras") shall be reduced to an "Extra or Change Order" to be executed by both Landlord and Tenant, which shall indicate the work required, the cost thereof, and the additional time required, if any, for completion. Tenant shall be responsible for any delays in completing the Demised Premises by reason of Tenant's failure to furnish Landlord with the requisite approvals and drawings.

    39. HEATING, AIR-CONDITIONING AND VENTILATION;
        LEGAL HOLIDAYS; "AFTER HOURS"

     39.1 Notwithstanding the provisions of subsections (b) and (e) of Article 28 of this Lease, but subject to all of the other terms, covenants and conditions of said Article 28, Landlord shall provide and furnish appropriate heat, air-conditioning or ventilation to the Demised Premises between the hours of 8:00 A.M. and 6:00 P.M., Monday through Friday, other than Legal Holidays (which are listed on Exhibit "E"), attached to this Lease.

     39.2 At all other times not otherwise provided for in Section 39.1 above, Landlord agrees that it shall, upon prior written request from Tenant, provide after-hours air-conditioning, ventilation or heating, as the case may be, for which Tenant shall pay to Landlord as additional rent hereunder, a sum equal to $100.00 per hour for providing heat, and $100.00 per hour for providing air-conditioning, that being intended to cover Landlord's cost for the power or fuel required to provide the same. In the event that during the term of this Lease, or any renewal hereof, the Landlord's cost for providing after-hours heating or air-conditioning shall increase by virtue of utility rate increases or unit fuel cost increases, the above-specified hourly charges shall be adjusted from time to time to reflect said increases. In addition to the foregoing, should there by any charges incurred by Landlord for additional attendant engineers or similar additional requirements as may be imposed from time to time by the State Labor Department, local authorities, union requirements, or the like, Tenant agrees to reimburse Landlord for its out-of-pocket expenses incurred in connection therewith, related to the after-hours use by Tenant.

        40.  ELECTRIC CURRENT

        40.1 Landlord's obligation to supply current shall be limited to the current required to power the Building standard heating, ventilation and air-conditioning systems and the power for and lighting of common areas.

        40.2 Tenant shall arrange to purchase and pay for all of the electric current requirements for light and power used in connection with Tenant's operations within the Demised Premises. Landlord, at Landlord's cost, shall furnish and install an electric meter for the measurement of the consumption of Tenant's electric current as herein provided.

        40.3 At the request of Landlord, prior to occupancy of the Demised Premises, Tenant shall execute any and all applications for service, or forms required by the local utility company supplying electric current to the Building for the metering of all electric current and power required for the operation of the electrical equipment of any nature whatsoever and lights within or serving the Demised Premises.

        40.4 As an alternative to the obligations of Landlord and Tenant as set forth in Sections 40.1 and 40.2 above, Landlord may elect, at its option, to meter and furnish the electric current to the entire floor of which the Premises forms a part, in which case Tenant shall pay as additional rent Tenant's share of Landlord's costs therefor. Tenant's share of costs under this
Section 40.4 shall be based upon a percentage which the area of the Premises bears to the total floor area on which the Premises are located. Tenant, at its option, may in the alternative, install a separate electric meter and, in such event, Tenant shall pay its own electric costs directly to the utility company serving the Premises and the provisions of Sections 40.1 and 40.2 shall thereupon apply hereunder.

        41.  LIABILITY INSURANCE

        41.1 Tenant agrees to provide on or before the Commencement Date a Certificate of Insurance confirming to Landlord insurance coverage under a comprehensive general liability policy to confirm, among other things, (i) personal injury coverage, and (ii) coverage for Tenant's contractual duty of indemnification under this Lease in an amount not less than $1,000,000.00 combined single limit per occurrence and containing a provision that such insurance shall not be cancelled except upon 90 days' prior written notice to Landlord.

        42.  FIRE INSURANCE - WAIVER OF SUBROGATION

        42.1 Landlord and Tenant each hereby releases the other, its respective officers, directors, employees and agents from any and all liability or responsibility to the other or anyone claiming through or under either of them by way of subrogation or otherwise, for any loss or damage to property caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible. Landlord agrees that it shall carry and maintain in force and effect at all times during the term of this Lease a Standard Fire Insurance policy with Standard Extended or

Additional Extended Coverage and vandalism and malicious mischief endorsements. Tenant shall maintain a Standard Fire Insurance policy with the aforesaid Extended Coverage and vandalism endorsements covering the replacement value of all Tenant's personal property, equipment and improvements located in the Demised Premises.

        43.  PARKING FACILITIES

        43.1 So long as Tenant is not in default under this Lease, Landlord hereby grants to Tenant the license (the "License") to park 158 cars ("Allotted Parking"), for use solely by Tenant and Tenant's employees, guests and invitees in the parking area or areas serving the Building (the "Designated Parking Area").

        43.2 In the event Tenant, its employees, licensees or invitees shall use any more than the Allotted Parking on three or more occasions during the term of this Lease after notice from Landlord, Landlord may immediately suspend or revoke the License. Landlord shall not be responsible to Tenant for enforcing the License or for violation of the License by other tenants of the Building, by third parties, or guests or visitors to the Building.

        43.3 In the event the number of parking spaces in the Designated Parking Area is reduced by circumstances beyond the control of Landlord, the Allotted Parking shall be reduced proportionately.

        44.  ACCESS AND COMMON AREAS

        44.1 Anything to the contrary contained in this Lease notwithstanding, Landlord and all tenants, including Tenant hereunder, of this Building, shall have a mutual right of access for purposes of emergencies relating to the Building and its occupants through such areas where the same may be required including the Demised Premises and the demised premises of any other tenant in the Building.

        44.2 Tenant shall have the right of nonexclusive use, in common with others, of (a) automobile parking areas and driveways (subject to Article 43 hereof); (b) footways, and (c) such elevator and other facilities as may be constructed and designated from time to time by Landlord in the Building, all to be subject to the terms and conditions of the Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

        45.  INTENTIONALLY DELETED

        46.  BROKER

        46.1 Tenant represents that Peregrine White Company, Inc. is the only real estate broker responsible for bringing about, or negotiating, this Lease and said broker is the only broker with whom it has dealt in connection with the Demised Premises.

        46.2 In reliance upon the foregoing representation, Landlord agrees to pay a commission to said broker in accordance with a separate agreement between them, and Tenant agrees to defend, indemnify and hold harmless the Landlord, its affiliates and/or subsidiaries from any expense or liability (including attorney's fees) arising out of any claim for commission by any other broker claiming or alleging to have acted on behalf of or to have dealt with Tenant.

        47.   CLEANING SERVICES

        47.1 Landlord shall provide services for maintenance of the grounds, common areas and parking areas and such other cleaning services within the Demised Premises as are set forth on the "Cleaning Service Rider" annexed hereto and made a part hereof as Exhibit "D".

        48.   ASSIGNMENT AND SUBLETTING

        48.1 Supplementing the provisions of Article 11, and except as provided in Section 48.8 if the Tenant shall desire to assign this Lease, sublet or underlet all or any portion of the Demised Premises, it shall first submit in writing to the Landlord a notice setting forth in reasonable detail:

        (a)   the identity and address of the proposed assignee or sublessee;

        (b)   in the case of a subletting, the terms and conditions thereof;

        (c) the nature and character of the business of the proposed assignee or sublessee and its proposed use for the Demised Premises;

        (d) evidence that the proposed assignee or sublessee is a United States citizen or citizens or a corporation qualified to do business in the State of New Jersey and organized and existing under the laws of one of the States of the United States;

        (e) banking, financial and other credit information relating to the proposed assignee or sublessee reasonably sufficient to enable Landlord to determine the proposed assignee's or sublessee's financial responsibility; and

        (f) in the case of a subletting of only a portion of the Demised Premises, plans and specifications for Tenant's layout, partitioning, and electrical installations for the portion of the Demised Premises to be sublet.

        48.2 If the nature and character of the business of the proposed assignee or sublessee, and the proposed use and occupancy of the Demised Premises, or any portion thereof, by the proposed assignee or sublessee, is in keeping and compatible with the dignity and character of the Building, then, subject to compliance with the requirements of Article 11 and this Article 48, anything to the contrary in Article 11 notwithstanding, Landlord agrees not unreasonably to withhold or delay its consent to any such proposed assignment or subletting, provided that Tenant shall, by notice in writing as described in Section 48.1, advise Landlord of its intention to assign this lease or to sublease all or any part of the Demised Premises, from, on and after a stated date (which shall not be less than 60 days after date of Tenant's notice), in which event Landlord shall have the right, to be exercised by giving written notice to Tenant within 30 days after receipt of Tenant's notice, to recapture the space described in Tenant's notice. Such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of a date which shall be the later of 30 days following the date set forth in Tenant's notice, or 30 days after Tenant shall have surrendered possession of the Demised Premises. In the event less than all of the Demised Premises are recaptured, Landlord shall construct and erect such partitioning as may be required to separate the space retained by Tenant from the space recaptured. The cost of any such partitioning shall be borne fully and exclusively by Tenant, shall constitute additional rent hereunder and shall be payable to Landlord within 20 days following a statement from Landlord for the amount thereof.

        48.3 If this Lease is cancelled pursuant to the foregoing with respect to less than the entire Demised Premises, the Minimum Rent and/or the Adjusted Minimum Rent and Tenant's Occupancy Percentage shall be adjusted on the basis of the number of square feet retained by Tenant in proportion to the number of square feet originally demised under this Lease, and this Lease, as so amended, shall continue thereafter in full force and effect.

        48.4 In addition to the foregoing requirements: (a) no sublease shall result in an occupancy of the Demised Premises by more than two tenants, including the Tenant hereunder, provided that subleases to affiliates of Tenant shall be permitted to result in an occupancy of the Demised Premises of up to six tenants including Tenant hereunder, (b) no sublease, other than subleases to affiliates of Tenant, shall be for a term of less than two years, unless the unexpired term of this Lease shall be less than two years at the commencement of the sublease, (c) no assignee or sublessee shall be an existing tenant of or any party then negotiating for space in the Building, or any other building in the office park of which the Building is a part (i) owned by Landlord, Bellemead Development Corporation ("Bellemead") or any partnership in which Bellemead or an affiliate of Bellemead is a partner or (ii) managed by Bellemead or an affiliate of Bellemead ("Affiliated Building"), (d) no sublease shall result in the occupancy of less than 5000 square feet of space, provided that subleases to affiliates of Tenant shall be permitted to result in an occupancy of not less than 2000 square feet of space, (e) Tenant shall not be in material default under any of the terms and conditions of this Lease at the time of any notice or request for consent under the terms of this Article or at the effective date of such assignment or subletting and (f) no subletting or assignment other than subleases to affiliates of Tenant shall be for a rental rate less than that currently being charged by Landlord for comparable space in the Building or any Affiliated Building (the "Going Rate"); in the event Landlord shall notify Tenant of its Going Rate upon request from Tenant, Tenant shall be permitted to rely on such rate solely for purposes of this subsection (pound sterling) for a time period not to exceed sixty (60) days following such notice. Furthermore, anything to the contrary in Section 48.2 notwithstanding, Landlord shall not consent to any sublease unless Tenant agrees at the time of the proposed sublease and in the Tenant's notice required in Section 48.2 to pay over to

Landlord fifty (50%) percent of all rents (of whatever nature) payable by the prospective sublessee to Tenant pursuant to such sublease which exceeds the pro rata share of the then Adjusted Minimum Rent allocable to the sublease premises payable by Tenant hereunder.

        48.5 Any sublease must provide (a) it shall be subject and subordinate to all of the terms and conditions of this Lease, (b) that notwithstanding
Article 2 hereof, the use of the Demised Premises thereunder shall be restricted exclusively to executive and administrative office use, (c) that the term thereof shall not extend beyond a date which is one day prior to the expiration date of the then current Initial Term or Renewal Term hereof, (d) no sublessee shall be permitted to further sublet all or any part of the Demised Premises without first complying with each and every requirement of this Article 48 and without obtaining Landlord's prior written consent which shall not otherwise be unreasonably withheld or delayed, and (e) in the event of cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease whether voluntary, involuntary or by operation of law, prior to the expiration date of such sublease, including extensions and renewals granted thereunder, that, at Landlord's option, the subtenant shall make full and complete attornment to Landlord for the balance of the term of the sublease, which attornment shall be evidenced by an agreement in form and substance satisfactory to Landlord which the subtenant shall execute and deliver at any time within five days after request by Landlord, its successors and assigns.
The subtenant shall waive the provisions of any law now or hereafter in effect which may give the subtenant any right of election to terminate the sublease or to surrender possession of the Premises in the event any proceeding is brought by Landlord to terminate this Lease.

        48.6 Each of the following events shall be deemed to constitute an assignment of this Lease and shall require the prior written consent of Landlord in each instance:

                (a) Any assignment or transfer of this Lease by operation of law;

                (b) Any hypothecation, pledge or collateral assignment of this Lease;

                (c) Any involuntary assignment or transfer of this Lease in connection with bankruptcy, insolvency, receivership or otherwise;

                (d) Any assignment, transfer, disposition, sale or acquiring of a controlling interest in Tenant to or by any person, entity or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions; and

                (e) Any issuance of an interest or interests in Tenant (whether stock, partnership interests or otherwise) to any person, entity or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, such that following such issuance, such person, entity or group shall hold a controlling interest in Tenant.

For purposes of the immediately preceding sentence, a "controlling interest" of Tenant shall mean fifty (50%) percent or more of the aggregate issued and outstanding equitable interests (whether stock, partnership interests or otherwise) thereof.

        48.7 Any provision of Article 11 and sections 48.1, 48.2 and 48.6 to the contrary notwithstanding, but subject to Sections 48.3, 48.4, 48.5 and 48.8:

         (a) Any corporate Tenant shall have the right, without the consent of Landlord, to assign this Lease or sublet all or any part of the Demised Premises to any corporation controlling, controlled by or under common control with Tenant, provided that no such assignee shall further assign this Lease and no such sublessee shall assign or encumber its sublease or further sublet all or any part of the Demised Premises to any person other than a corporation controlling, controlled by or under common control with Tenant, except in accordance with the provisions of Article 11 and this
     Article 48, and provided, further, that any event resulting in such assignee or sublessee ceasing to be a corporation controlling, controlled by or under common control with Tenant shall be deemed to be an assignment of this Lease requiring the prior consent of Landlord, and Tenant shall thereupon be required to comply with all provisions of Article 11 and this Article 48 applicable thereto. For purposes of the immediately foregoing, "control", means ownership of at least eighty (80%) percent of the issued and outstanding voting stock of such corporation.

         (b) Any corporate Tenant shall also have the right, without the consent of Landlord, to assign this Lease to any corporation succeeding to Tenant by merger or consolidation in accordance with applicable statutory provisions for merger or consolidation of corporations or by purchase of all or substantially all of Tenant's assets, provided that immediately after such merger, consolidation or purchase, the shareholders' equity (capital stock, additional paid-in capital and retained earnings) of the successor corporation or the purchasing corporation, as the case may be, shall at least equal the shareholders' equity of Tenant immediately prior to such merger, consolidation or purchase and shall be so certified by the chief financial officer of the assignee. Effective upon the making of an assignment permitted under the immediately preceding sentence, the assignor shall be released from further liability under this Lease.

It is Landlord's intent to permit assignment of this Lease and subletting pursuant to this Section 48.7 exclusively as an accommodation to the bona fide and legitimate business needs of Tenant, and notwithstanding the provisions hereof, no assignment of this Lease or sublease of the Demised Premises without Landlord's consent hereunder shall be permitted where the sole or primary purpose of such assignment or subletting is to permit occupancy of the Demised Premises by a third party in avoidance of Landlord's consent, or in the case of a corporation's purchasing all or substantially all of Tenant's assets where this Lease constitutes all or a substantial portion of such assets.

        Tenant shall promptly give Landlord prior notice of any assignment of this Lease or subletting permitted under this Section 48.7, accompanied by all documentation required to establish compliance with the requirements of subsections (a) and (b) above and shall also promptly provide Landlord with a copy of any executed instrument of merger, consolidation or assignment or the executed sublease, as the case may be.

        48.8 It is a condition to the effectiveness of any assignment otherwise complying with Article 11 and this Article 48 that the assignee execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee assumes all obligations of Tenant under this Lease, and agrees that the provisions of Article 11 and this Article 48 shall continue to be binding upon it in respect of all future assignments and deemed assignments of this Lease. No assignment of this Lease shall release the assignor from its continuing obligations to Landlord under this Lease, except as expressly herein provided, and Tenant and any subsequent assignor shall continue to remain jointly and severally liable (as primary obligor) for all Tenant's obligations hereunder.

        48.9 Tenant shall be responsible for obtaining all permits and approvals required by any governmental or quasi-governmental agency for any work or otherwise required in connection with any assignment of this Lease or any sublease, and Tenant shall deliver copies of the same to Landlord prior to the commencement of work if work is to be done. Tenant is furthermore responsible for and is required to reimburse Landlord for all costs including legal fees which Landlord incurs in reviewing any proposed assignment of this Lease or any sublease and any permits, approvals and applications for the construction within the Demised Premises. Tenant's failure to obtain any of the above-mentioned permits and approvals or to submit same and a duplicate original counterpart of the assignment or sublease to Landlord within five days of the date of issuance or execution of such item(s) shall constitute a default under this Lease.

        48.10 If Landlord reasonably withholds its consent of any proposed assignment or sublease, or if Landlord exercises its recapture option under
Section 48.2, Tenant shall indemnify, defend and hold harmless Landlord against and from all loss, liability, damage, cost and expense (including reasonable attorneys' fees and disbursements) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

        48.11 If Landlord consents to any proposed assignment or sublease and Tenant fails to consummate the assignment or sublease to which Landlord consented within 45 days after the giving of such consent, Tenant shall be required again to comply with all of the provisions and conditions of this
Article 48 before assigning this Lease or subletting all or part of the Demised Premises.

        48.12 Tenant, its sublessees, and their respective successors and assigns acknowledge and agree that the restriction that Landlord's consent to a proposed assignment of this Lease or to a subletting under certain circumstances shall not be unreasonably withheld and shall not be intended or construed as an agreement or covenant on the part of the Landlord, but rather as a qualification on Tenant's covenant not to assign this Lease or sublet, and they further agree that under no circumstances shall Landlord be liable in damages or subject to liability of any other kind or nature whatever by reason of Landlord's failure or refusal to grant its consent to any proposed assignment of this Lease or subletting of the Demised Premises, the sole and exclusive recourse being a declaratory judgment on the question of Landlord's reasonableness.

        48.13 The joint and several liability of the named Tenant and any immediate or remote successor in interest of the named Tenant for the due performance and observance of all covenants and conditions to be performed and observed by Tenant shall not be impaired by any agreement of Landlord extending the time for such performance or observance or by Landlord's waiving or failing to enforce any provision of this Lease.

        49.  TENANT'S COOPERATION; REASONABLE MODIFICATION; ESTOPPEL CERTIFICATE

        49.1 If, in connection with obtaining financing for the Building and/or the Real Estate, or otherwise upon the interest of the Landlord, as lessee, under any ground or underlying lease, any lending institution shall request reasonable modifications of this Lease as a condition of such financing, Tenant covenants not unreasonably to withhold or delay its agreement to such modification, upon Landlord's request, provided that such modification does not materially or adversely affect the rights of Tenant under this Lease.

        49.2 Tenant agrees at any time and from time to time, upon not less than ten days' prior written request, that Tenant shall execute, acknowledge and deliver to Landlord, or its designee, a statement in writing certifying: that this Lease is unmodified and is in full force and effect (or if there have been modifications, the specifics thereof and that the Lease is in full force and effect as modified); the dates to which the Minimum Rent (or Adjusted Minimum Rent) and additional rent have been paid; and the amount of all rents paid in advance, if any. It is intended hereby that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser of the Landlord's interest or a mortgagee of Landlord's interest, or any assignee of any mortgage upon Landlord's interests in the Real Estate. The foregoing obligation shall be deemed a substantial obligation of the tenancy, the breach of which shall give Landlord those remedies herein provided for an event of default.

        50. LIMITATION OF LIABILITY; DEFINITION OF "LANDLORD"

        50.1 Notwithstanding anything to the contrary herein provided, each and every term, covenant, condition and provision of this Lease is hereby made specifically subject to the provisions of this Article 50. The term "Landlord" as used in this Lease means only the owner or lessor for the time being of the Building, so that in the event of any conveyance of such interest and the transfer to the transferee of any funds then being held under this Lease by such owner, Landlord shall be and hereby is entirely freed and relieved of any and all obligations of Landlord hereunder thereafter accruing, and it shall be deemed without further agreement between the parties and such grantee(s) that the grantee has assumed and agreed to observe and perform all obligations of Landlord hereunder. It is specifically understood and agreed that notwithstanding anything to the contrary herein provided or otherwise provided at law or in equity, there shall be absolutely no personal liability in excess of its interest in the Real Estate to the Landlord or any successor in interest thereto (whether the same be an individual, joint venture, tenancy in common, firm or partnership, general, limited or otherwise) or on the part of the members of any firm, partnership or joint venture or other unincorporated Landlord with respect to any of the terms, convenants and/or conditions of this Lease; in the event of a breach or default by Landlord, or any successor in interest thereof, of any of its obligations under this Lease, Tenant shall look solely to the then Landlord for the satisfaction of each and every remedy of Tenant, such exculpation of personal and additional liability which is in excess of such interest in the Real Estate to be absolute and without any exception whatsoever.

        51.   STATUTORY WAIVER; NOTICE BY TENANT

       51.1 Tenant waives the benefit of New Jersey Revised Statures, Title 46, Chapter 8, Sections 6 and 7. Tenant agrees that it will not be relieved of the obligations to pay the Minimum Rent, Adjusted Minimum Rent or any additional rent in case of damage to or destruction of the Building, except as provided in
Article 9 of the printed portion of this Lease.

       51.2 Tenant shall give Landlord immediate notice in case of fire or accident within the Demised Premises, or, within the Building if involving Tenant, its servants, agents, employees, invitees or licensees.

        52.   CORPORATE AUTHORITY

       52.1 Tenant represents that the officer(s) executing and delivering this Lease has (have) been duly authorized to enter into this Lease and that the execution and delivery of this Lease by Tenant do not and shall not violate any provision of any by-law, agreement, order, judgment, governmental regulation or any other obligation to which Tenant is a party or is subject.

       52.2 Upon execution hereof, Tenant shall deliver an appropriate certification by its secretary and assistant secretary to the above effect.

        53.   PERSONAL PROPERTY TAXES

       53.1 Tenant agrees to pay all taxes imposed on the personal property of Tenant in connection with its use and occupancy of the Demised Premises, and to hold Landlord harmless therefrom.

        54.   BUILDING CHANGES

       54.1 This Lease shall not be affected or impaired by any change to any lawns, sidewalk or streets adjacent to or around the Building, except as provided in the provisions of this lease Dealing with condemnation.

         55. HOLDING OVER

         55.1 If Tenant holds over in the Demised Premises beyond the Termination Date or prior expiration of the term hereof. Tenant shall become a tenant from month-to-month at one and one-half times the Adjusted Minimum Rent then payable hereunder and otherwise upon all the other terms and conditions of this Lease, and shall continue to be such month-to-month tenant until such tenancy shall be terminated by Landlord or such possession shall cease. Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession by Tenant of the Premises beyond the Termination Date or prior expiration of the term hereof shall be entitled to the benefit of all legal remedies that now may be in force or may be hereafter enacted for summary possession of the Demised Premises.

         56. RESTRICTIVE COVENANT - FOOD SERVICE

         56.1 Tenant hereby covenants and agrees (anything to the contrary contained in this lease, notwithstanding) that it shall not use the Demised Premises or any portion thereof, for the service of food to the public, nor shall it maintain any facilities for the sale or consumption of food to and by the public without, in each case, obtaining the prior written consent of the Landlord. The consent of the Landlord required hereunder shall be given solely in the discretion of the Landlord. Notwithstanding the above, Tenant shall be permitted to maintain lunchrooms for its executives and employees on the premises.

         56.2 Landlord represents to Tenant, and Tenant acknowledges, that pursuant to agreements made or to be made by and between the Landlord and third parties for the operation of a restaurant, cafeteria, coffee-cart and similar food services for this Building and/or other buildings in the office park in which this Building is located, no tenant of this Building, including Tenant, or of any other buildings in the office park in which this Building is located shall prepare, contract for, serve or otherwise make available a food service facility in competition with such third parties. Any breach of this restriction by the Tenant shall be deemed a material event of default under the terms of this Lease, and Landlord may, in its discretion, exercise such remedies as it may deem appropriate to terminate this Lease, prevent a violation of this covenant, and recover any damages to which it may be exposed by virtue of a breach by the Tenant.

         57. NOTICES

         57.1 All notices, demands and requests which may or are required to be given by either party hereunder to the other, shall be in writing. All notices, demands and requests by Landlord to Tenant shall be deemed to have been properly given if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to Tenant at:

         TENANT: Alexander & Alexander Consulting Group Inc.

                Prior to the Commencement Date:
                    22-08 Route 208
                    Fairlawn, New Jersey 07410

                                On or after the Commencement Date:
                                        125 Chubb Avenue
                                        Lyndhurst, New Jersey 07071

with a copy to:

                                Benjamin B. Gill, Jr., Esq.
                                Vice President and General Counsel
                                Alexander & Alexander Inc.
                                300 East Joppa Road
                                Hampton Plaza
                                Towson, Maryland 20124

or to such other address as Tenant may from time to time designate by notice to Landlord.

        All notices, demands and requests by Tenant to Landlord shall be deemed to have been properly given if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to Landlord at:

        LANDLORD:               Meadowland Associates
                                c/o Bellemead Management Co,. Inc.
                                4 Becker Farm Road
                                Roseland, New Jersey 07068

with copies to:
                                Sanford Grossman, Esq.
                                Simpson Thacher & Bartlett
                                One Battery Park Plaza
                                New York, New York 10004

or to such other address as Landlord may from time to time designate by notice to Tenant.

        All notices referred to hereunder shall be deemed given and received two days after the date said notice is mailed by United States registered or certified mail as aforesaid, in any post office or branch post office regularly maintained by the United States Government, unless said notice was personally served upon an officer of Landlord or Tenant, in which cash such notice shall be deemed given when delivered.

        58. SEVERABILITY OF PROVISIONS

        58.1 If any term or provision of this Lease or the application thereof to any party or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to parties or circumstances other than those with respect to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

        59. NO OFFER OR AGREEMENT

        59.1 No employee or agent of Landlord, no broker, and no agent of any broker, or any agent or employee of Tenant, other than Tenant's Chief Executive Officer or Chief Operating Officer, has authority to make or agree to make a lease or any other agreement or undertaking in connection herewith, including, but not limited to the modification, amendment or cancellation of a lease. The mailing or delivery of this document by the Landlord or its agent to Tenant, its agent or attorney shall not be deemed an offer by the Landlord to lease the Demised Premises on the terms herein. This Lease shall not be effective, nor shall Tenant have any rights with respect thereto unless and until Landlord shall accept this Lease and execute and deliver the same to Tenant.

                60.  RENEWAL OPTION

                60.1 Subject to the provisions of Section 60.2 below, Tenant shall have the option to renew this Lease for an additional term of five (5) years (the "Renewal Term"), which Renewal Term shall commence upon the expiration of the term described in Article 37 of this Lease (the "Initial Term"). The terms, covenants and conditions during the Initial Term, including but not limited to the definitions of First Tax Year and First Operating Year as set forth in Article 36 hereof, shall be projected and carried over into the Renewal Term, except as specifically set forth hereinafter.

                (a) The Minimum Rent shall be the greater of (i) Market Rent (as defined in clause (b) below) or (ii) the Adjusted Minimum Rent as of the last day of the Initial Term.

                (b) "Market Rent" shall mean the fair market rent for the Demised Premises, as of the date 180 days prior to the expiration of the Initial Term (the "Determination Date"), based upon the rents generally in effect for comparable office space in the area in which the Real Estate is located (as such space is then being offered with a standard work letter). Market Rent (for the purposes of determining the Minimum Rent only during the Renewal Term) shall be determined on what is commonly known as a "gross" basis; that is, in computing Market
        Rent it shall be assumed that all real estate taxes and customary services are included in such additional charges. Notwithstanding the foregoing, the Minimum Rent for the Renewal Term shall be thereafter increased from time to time as provided in this Lease, and the First Tax Year and First Operating Lease Year for the Renewal Term shall be defined as provided in Article 36 hereof.

                (c) Landlord shall notify Tenant ("Landlord's Determination Notice") of Landlord's determination of the Market Rent within 60 days of the Determination Date. If Tenant disagrees with Landlord's determination, Tenant shall notify Landlord ("Tenant's Notice of Disagreement") within fifteen (15) days of receipt of Landlord's Determination Notice. Time shall be of the essence with respect to Tenant's Notice of Disagreement, and the failure of Tenant to give such notice within the time period set forth above shall conclusively be deemed an acceptance by Tenant of the Market Rent as determined by landlord and a waiver by Tenant of any right to dispute such Market Rent. If Tenant timely gives its Tenant's Notice of Disagreement, then the Market Rent shall be determined as follows:

        Landlord and Tenant shall, within thirty (30) days of the date on which Tenant's Notice of Disagreement was given, each appoint an Appraiser for the purpose of determining the Market Rent. An Appraiser shall mean a duly qualified impartial real estate appraiser having at least 10 years' experience in the area in which the Demised Premises are located. In the event that the two Appraisers so appointed fail to agree as to the Market Rent within a period of 30 days after the appointment of the second Appraiser, such two Appraisers shall forthwith appoint a third Appraiser who shall make a determination within 30 days thereafter. If such two Appraisers fail to agree upon such third Appraiser within 10 days following the last 30 day period, such third Appraiser shall be appointed by a Judge of the Superior Court of the State of New Jersey. Such two Appraisers or three Appraisers, as the case may be, shall proceed with all reasonable dispatch to determine the Market Rent. The decision of such Appraisers shall be final; such decision shall be in writing and a copy shall be delivered simultaneously to Landlord and to Tenant. If such Appraisers fail to deliver their decision as set forth above prior to the commencement of the Renewal Term, Tenant shall pay Landlord the Adjusted Minimum Rent at the rate as of the last day of the Initial Term, until such decision is so delivered. If the Market Rent as determined above is in excess of the actual rent paid, then Tenant, upon demand, shall pay to Landlord the difference between the actual rent paid and the Market Rent from the commencement of the Renewal Term. Landlord and Tenant shall each be responsible for and shall pay the fee of the Appraiser appointed by them respectively, and Landlord and Tenant shall share equally the fee of the third Appraiser.

                60.2 Tenant's option to renew, as provided in Section 60.1 above, shall be conditioned upon and subject to each of the following:

                 (a) Tenant shall notify Landlord in writing of its exercise of its option to renew at least 9 months, but not more than 12 months, prior to the expiration of the Initial Term;

                 (b) At the time Landlord receives Tenant's notice as provided in (a) above, and at the expiration of the Initial Term, Tenant shall not be in default under the terms or provisions of this Lease and Tenant shall not have subleased any portion of the Demised Premises;

                 (c) Tenant shall have no further renewal option other than the option to extend for the one Renewal Term as set forth in Section
        60.1 above;

                 (d) This option to renew shall be deemed personal to the Tenant and may not be assigned without the express consent of Landlord;

                 (e) Landlord shall have no obligation to do any work or perform any services for the Renewal Term with respect to the Demised Premises which Tenant agrees to accept in its then "as is" condition; and

        (f) Ten days prior to the commencement of the Renewal Term, Tenant shall deposit with Landlord such additional sums as may be required to increase any Security Deposit than held by Landlord proportionate to the increase in the Minimum Rent.

        61. TENANT'S SPECIAL SECURITY

        61.1 Supplementing the requirement, if any, of paragraph 33 of the Printed Portion of this Lease, an amount ("Tenant's Special Security") equal to one monthly installment of Minimum Rent shall be deposited by Tenant with Landlord upon the execution of this Lease as security for the faithful performance and observance by Tenant of the term, conditions and provisions of this Lease. landlord agrees to hold Tenant's Special Security in a money market account at a commercial bank, savings bank or savings and loan institution authorized to do business in the State of New Jersey. Provided Tenant is not then in default in any of its obligations hereunder, Landlord agrees to return Tenant's Special Security, together with all interest earned thereon, upon receipt of the first monthly installment of Minimum Rent due on the Rent Commencement Date.

        62. CROSS DEFAULT

        62.1 It is acknowledged by the parties hereto that Alexander & Alexander of New York Inc. ("A&A") and 1280 Associates have entered into a lease of even date herewith covering the entire fourth and fifth floors of the office building located at 1280 Wall Street West, Lyndhurst, New Jersey (as such lease may be amended or modified, the "Other Lease"). It is specifically understood and agreed that a default by Tenant under this Lease shall also be deemed a default by A&A under the Other Lease, and that a default by A&A under the Other Lease shall also be deemed a default by Tenant under this Lease.

        62.2 It is acknowledged by the parties hereto that A&A and Bellemead Development Corporation, a Delaware corporation ("BDC"), have entered into that certain Agreement of Sublease (the "Sublease") of even date herewith. It is specifically understood and agreed that a default by Tenant under this Lease shall also be deemed a default by A&A under the Sublease, and that a default by A&A under the Sublease shall also be deemed a default by Tenant under this Lease.

        63. SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT

        63.1 This Lease, including any options for renewal or purchase contained herein or executed in connection herewith, shall be subject and subordinate to any ground lease, underlying lease and/or all mortgages made or given by Landlord, which now or hereafter affect the real property of which the Demised Premises forms a part, and to all renewals, modifications, consolidations, replacements and extensions thereof.

        63.2 Landlord shall request from the lessor under any ground or underlying lease and/or mortgagees holding any mortgage affecting the Building or the Demised Premises, an agreement, providing in substance that, notwithstanding any default by the

Landlord under such leases or mortgages, and so long as this Lease is in effect, that:

                a) in the event of a default under any lease or mortgage, or should it become necessary to foreclose a mortgage or terminate a lease, the mortgagee or lessor thereunder shall not join the Tenant in any summary or foreclosure proceedings, nor shall Tenant be evicted or its leasehold estate hereunder be disturbed or terminated, so long as Tenant is not in default under any of the terms, covenants and conditions of this Lease;

                b) in the event that the holder of such lease or mortgage or any of its successors or assigns, shall hereafter succeed to the interest of the Landlord under this Lease, the lessor or mortgagee shall agree to be bound to the Tenant under all of the terms, covenants and conditions of this Lease, and the Tenant agrees that from and after such event it shall attorn to and recognize such successor as Tenant's landlord under this Lease. Tenant shall execute promptly and deliver any instrument that may be necessary to evidence such attornment within ten days after any such landlord or mortgagee shall give notice and demand to Tenant requesting the execution and delivery of such instrument, accompanied by a draft of the proposed instrument. Should Tenant fail or refuse to do so, Tenant hereby irrevocably appoints Landlord its attorney-in-fact to execute such instrument on behalf of Tenant.

                c) upon the attornment provided for above, this Lease shall continue in full force and effect as a lease directly between such successor landlord and the Tenant hereunder, upon and subject to all of the terms, covenants and conditions hereunder. All rights and obligations under this Lease shall continue as though the interest of Landlord had not been terminated. Tenant shall have all of the remedies provided hereunder against any such lessor or mortgagee for the breach of any agreement contained in this Lease that Tenant might have had under this Lease against the Landlord hereunder, as if such lessor or mortgagee had not succeeded to the interest of the Landlord; provided however, that no lessor or mortgagee shall be:

                        (i) liable for any act or omission of any prior landlord
                (including the Landlord); or

                        (ii) subject to any offsets or defenses which the Tenant
                might have against any prior landlord (including the Landlord);
                or

                        (iii) bound by any rent or additional rent which the
                Tenant might have paid for more than or in advance of the current month to any prior landlord (including the Landlord); or

                        (iv) liable to Tenant for the return of any security
                deposit made hereunder, unless such Lessor or Mortgagee shall have actually received the same and shall be entitled to retain and apply the same pursuant to the terms of this Lease; or

                (v) bound by any amendment or modification of this Lease made without its consent.

        63.3 Tenant hereby agrees that within ten days following request by any such Landlord or by the holder of any mortgage, described in this Article, it shall execute, acknowledge and deliver an agreement in form substantially similar to that described in Section 63.2 of this Article.

        63.4 Tenant agrees to provide Landlord upon request, a consolidated balance sheet and profit and loss statement of operations for the most current past year, compiled for the confidential use of Landlord, when required in good faith by Landlord, in connection with a sale of the Building or Demised Premises, mortgage applications, renewals thereof or inquiries by the present mortgagee or future mortgagee.

        63.5 Tenant further agrees, within ten days following a request by Landlord, to certify by written instrument duly executed and acknowledged to the Landlord under any ground or underlying lease or the holder of any mortgage, affecting the Building or the Demised Premises or to any prospective purchaser, that this Lease is in full force and effect, or if not, in what respect it is not; that this Lease has not been modified, or, if so, the extent to which it has been modified; that there are no existing defaults hereunder to the best of the knowledge of the party so certifying, or specifying the defaults, if any.

        64.0  Notwithstanding any other provision to the contrary herein*

        IN WITNESS WHEREOF, Landlord has signed this Lease and this Rider, and Tenant, by its proper corporate officers, has signed this Lease and this Rider this 7th day of October, 1986.


                                        LANDLORD: MEADOWLANDS ASSOCIATES

                                        By:  ARC Meadowlands Associates,
                                             General Partner

                                        By:  ARC Meadowlands, Inc.
                                             General Partner


WITNESS:

/s/ [Illegible Signature]               /s/ Michael A. Futterman
--------------------------------        --------------------------------
                                        Michael A. Futterman, President



                                        TENANT:  ALEXANDER & ALEXANDER
WITNESS:                                         CONSULTING GROUP INC.

/s/ Deborah L. Guiness                  BY: /s/ [Illegible Signature]
--------------------------------            ----------------------------
                                                                   Title
                                            Vice President
                                            Alexander & Alexander Inc.


*Tenant's execution of this Lease shall be conditional only and subject to ratification by the Board of Directors of its parent corporation, Alexander & Alexander Services Inc. Tenant shall advise Landlord of its parent company's ratification in writing on or before November 30, 1986.

                                                                       EXHIBIT A

                     [BELLEMEAD MANAGEMENT CO., INC. LETTERHEAD]


CERTIFIED MAIL
RETURN RECEIPT REQUESTED
P. 271 732 791


                                        April 10, 1987



Alexander & Alexander Consulting Group, Inc.
22-08 Route 208
Fairlawn, New Jersey 07410

        RE:  Commencement Notice
             Leased Premises - 125 Chubb Avenue
             Lyndhurst, New Jersey/56,441 square feet
             ----------------------------------------

Gentlemen:

        In accordance with the terms of the Lease, the First Amendment of Lease and by mutual consent, the Lease will commence May 1, 1987 and terminate fifteen (15) years thereafter on April 30, 2002.

        Commencing May 1, 1987 and continuing through April 30, 1992, the Minimum Annual Rent will be $1,241,702.00, payable in equal monthly installments of $103,475.17. Effective May 1, 1992 and continuing through April 30, 1997, the Minimum Annual Rent shall be $1,552,127.50, payable in equal monthly installments of $129,343.96. Beginning on May 1, 1997 and ending on the Termination Date, the Minimum Annual Rent for the premises shall be the greater of A) Market Rent, as determined pursuant to Article 60, Section 60.1(b), provided that, the determination date for the Market Rent shall be 180 days prior to May 1, 1997 (on or about October 31, 1996), or B) the Adjusted Minimum Rent as of April 30, 1997.

        Since we do not invoice the monthly rent, please advise your Accounts Payable department to forward the rent, due the first of each month directly to "Bellemead, As Agent Meadowlands Associates", c/o Bellemead, 4 Becker Farm Road, Roseland, New Jersey 07068.

        We acknowledge receipt of Tenant's Special Security in the amount of $103,475.17, the terms of which may be found in Article 61 of the Lease.

Alexander & Alexander                    -2-                     April 10, 1987



        If you are in agreement with the above, please sign and return to my attention, the enclosed copy of this letter. The original should be attached to and made part of the Lease.

                                        Very truly yours,

                                        BELLEMEAD MANAGEMENT CO., INC.
                                        Managing Agent for
                                        Meadowlands & Associates

                                        /s/  Cheryl Hardt
                                        -------------------------------
                                        Cheryl Hardt
                                        Assistant Vice President

CH:nvr
Enclosure

AGREED TO AND ACCEPTED:  Alexander & Alexander Consulting Group, Inc.
                         --------------------------------------------

BY:  /s/ Donald Cleveland               DATE:  4/15/87
    ------------------------------             -------

cc:  S. Grossman, Esq.
     B. Gill, Jr., Esq.
     S. Ketive
     B. Brodbeck
     K. Defina
     B. Donaleski
     C. Walsh

                                                                       EXHIBIT A

                              FIRST AMENDMENT TO LEASE

        THIS AMENDMENT, is made this 27th day of October, 1986 between MEADOWLANDS ASSOCIATES, a New Jersey limited partnership having an office c/o Bellemead Management Co., Inc., 4 Becker Farm Road, Roseland, New Jersey 07068 (the "Landlord"), and ALEXANDER & ALEXANDER CONSULTING GROUP INC., a New JERSEY corporation, having an address at 22-08 Route 208, Fairlawn, New Jersey 07410 (the "Tenant").

                                 W I T N E S S E T H

        WHEREAS, the Landlord and the Tenant have heretofore entered into a Lease dated October 7, 1986 (the "Lease") for the entire second (2nd) and fifth
(5th) floors of the office building located at 125 Chubb Avenue, Lyndhurst, New Jersey 07071; and

        WHEREAS, the parties desire to amend the Lease to reflect changes agreed to by the parties subsequent to the date of execution thereof;

        NOW THEREFORE, for good and reasonable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

        1. Footnote 3 of the Addendum to Printed Portion of Lease is hereby deleted in its entirety and the following Footnote 3 is added in its place:

            3. Tenant shall have the option of terminating this Lease upon thirty (30) days' written notice to Landlord in the event Landlord shall not have substantially completed restoration of the Demised Premises as of a date which is 120 days after such fire or casualty provided such fire or casualty destroys 25% or less of the Demised Premises and further provided Tenant submits such notice to Landlord within 150 days after such fire or casualty. If such fire or casualty destroys more than 25% of the Demised Premises, Tenant shall have the option of terminating this Lease only in the event Landlord shall not have substantially completed restoration of the Demised Premises as of a date which is 180 days after such fire or casualty and only in the event Tenant submits such notice to Landlord within 210 days after such fire or casualty.

        2.  Article 64 of the Rider to Lease is hereby deleted in its entirety.

        3. Except as amended hereby, the Lease should remain in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease the day and year first above written.


                                        LANDLORD:

                                        MEADOWLANDS ASSOCIATES

                                        By:  ARC Meadowlands
                                        Associates, General
                                        Partner
WITNESS:
/s/ [Illegible Signature]               By:  /s/ Michael Futterman
-------------------------                    ---------------------
                                             Title: President



                                        TENANT:

                                        ALEXANDER & ALEXANDER
                                        CONSULTING GROUP INC.
WITNESS:
-------------------------               By:  /s/ [Illegible Signature]
                                             ------------------------
                                             Title: